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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                      Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2009 through April 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Diversified
High Income Trust

--------------------------------------------------------------------------------
Annual Report | April 30, 2010
--------------------------------------------------------------------------------

Ticker Symbol:    HNW


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Schedule of Investments                                      11
Financial Statements                                         39
Financial Highlights                                         43
Notes to Financial Statements                                44
Report of Independent Registered Public Accounting Firm      53
Additional Information                                       54
Approval of Investment Advisory Agreement                    56
Trustees, Officers and Service Providers                     60


           Pioneer Diversified High Income Trust | Annual Report | 4/30/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


           Pioneer Diversified High Income Trust | Annual Report | 4/30/10     3

Portfolio Management Discussion | 4/30/10

Mounting evidence of strengthening economies, both domestic and foreign, led to a strong recovery in the prices of credit-sensitive securities during the 12 months ending April 30, 2010. Corporate high-yield bonds, bank loans and other securities carrying credit risk rebounded from depressed levels over the 12-month period as investors grew more confident in an economic recovery. In the following discussion, Andrew Feltus and Jonathan Sharkey discuss the factors that influenced the performance of Pioneer Diversified High Income Trust during the 12-month period ended April 30, 2010. Mr. Feltus and Mr. Sharkey are members of Pioneer's fixed-income team and leaders of the investment team responsible for the daily management of the Trust.

Q  How did the Trust perform during the 12 months ended April 30, 2010?

A Pioneer Diversified High Income Trust performed very well, producing a total return of 62.09% at net asset value and 73.25% at market price, while the Trust's customized benchmark returned 36.26%. The Trust's customized benchmark is based on a 50% weighting of the Bank of America/Merrill Lynch Global High Yield and Emerging Markets Plus Index (BofA ML GHY-EMP Index), which gained 40.25% over the 12 month-period, and a 50% weighting of the CSFB Leveraged Loan Index, which gained 32.26%. On April 30, 2010, the Trust's distribution rate was 9.38%, based on the most recent monthly dividend and the market closing price on April 30, 2010, and its 30-day SEC yield was 9.21%. As of April 30, 2010, the Trust was selling at a premium of market price to net asset value of 1.4%.

Q What were the principal factors that contributed to the Trust's performance over the 12 months ended April 30, 2010?

A As confidence in an economic resurgence returned to the capital markets, domestic high-yield bonds and floating-rate bank loans sharply recovered in price, delivering robust returns to investors. A rally that began in March of 2009 continued throughout the 12 months ended April 30, 2010, with only brief interruptions in momentum, as investors sought out opportunities to gain higher yields in securities that had been selling at depressed prices. The economy, as reflected by gross domestic product (GDP), began growing again and corporate profits began rising. Even unemployment, typically a lagging indicator of economic progress, appeared to begin to improve in the final months of the 12-month period.

   Throughout the 12 months, the Trust placed heavy emphasis on domestic high-yield bonds and bank loans, which comprised 34.7% and 24.9% of the Trust's total investment portfolio, respectively, as of April 30, 2010.


4     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

   The Trust had an additional 19.2% of its total investment portfolio in international high-yield and emerging market debt, and a small, but growing allocation to non-government agency mortgage-backed securities. For diversification, the Trust also had 14.9% of its total investment portfolio invested in floating-rate, catastrophe-linked insurance bonds.

   The strong returns achieved by the Trust's investments were amplified by the Trust's increased use of borrowed funds, or leverage. Improved conditions in the credit markets allowed the Trust to refinance its debt and enter a new loan agreement that effectively reduced the cost of borrowing. The Trust was able to redeploy the borrowed funds into the rising market. Leverage represented approximately 29% of the Trust's total assets.

Q How did the Trust's investment strategy affect performance over the 12 months ended April 30, 2010?

A High-yield corporate bonds and emerging market debt produced particularly strong returns during the period, and the Trust's positioning in both sectors contributed substantially to the solid returns. Floating-rate bank loans, while trailing the high-yield sector, also delivered healthy returns. Relative to the BofA ML GHY-EMP Index, the Trust was substantially underweighted in Europe and in investments denominated in the euro currency; that positioning helped when government debt problems in Europe, most notably in Greece, pressured European investments. While 17% of the BofA ML GHY-EMP Index was represented by the euro bloc, the Trust had just 3.7% of its total investment portfolio allocated to the euro bloc and other European currencies, and part of that was invested in Norwegian currency, which proved more resilient than the euro.

   During the 12-month period, we began adding to the Trust's investments in catastrophe-linked, re-insurance bonds. While those bonds underperformed high-yield corporates and bank loans, they offered the Trust diversification protection and the advantages of floating-rate yields, which should offer the potential for higher income when interest rates eventually start rising. We also began adding non-agency mortgage-backed securities to the Trust's portfolio, as they appeared to be selling at attractive relative values and also offered the advantages of floating rates. At the end of the period, more than 50% of the Trust's total investment portfolio was held in floating-rate securities.

Q What types of individual investments most influenced the Trust's performance results during the 12 months ended April 30, 2010?

A Security selection in the Trust's investments in both high-yield bonds and bank loans was very good. Among bonds of capital goods companies, two standouts were: Lear, a manufacturer of components for the automotive industry that was reorganized after filing for bankruptcy; and Commercial


           Pioneer Diversified High Income Trust | Annual Report | 4/30/10     5

   Vehicle Group, a manufacturer of parts for the truck industry. In the materials sector, Noranda, a U.S. aluminum producer, did very well. Among the Trust's bond holdings in the financial sector, there were excellent results from investments in securities of Wells Fargo, PNC Financial, and investment bank Goldman Sachs. In the emerging markets, bond holdings of Minerva and Grupo Bertin, two Brazilian beef companies, appreciated significantly, supported by improving conditions in emerging markets, rising commodity prices and the appreciation in value of Brazil's currency.

   One disappointing investment for the Trust was Pegasystems, a software producer for the travel business that is undergoing a restructuring after defaulting on its bond in January of 2010. While almost all other high-yield bond investments performed positively, the Trust's investments in securities from the health care and utilities sectors -- two less cyclical groups -- tended to underperform the overall market.

   Among the Trust's bank loan holdings, a notable strong performer was the senior debt of Ceva Logistics, as the company strengthened its balance sheet. Two loans to an aviation service company, DAE Aviation & Standard Aero, also fared quite well. The firm benefited when the demand for aircraft maintenance services increased as the global economy recovered. One disappointing loan investment for the Trust, however, was the debt of Calpine, the giant energy company. The loan declined slightly in value after the company announced it would not be paying down its debt, contrary to market expectations.

Q  What is your investment outlook?

A We believe the economic recovery will continue to advance in 2010, which should lead to growing corporate profits, which in turn should support the performance of both high-yield corporate bonds and floating-rate bank loans. At this point, it is difficult to anticipate the investment environment in 2011, however, as the market will be reacting to anticipated tax increases included as embodied in the phase-in of national health care reform legislation, as well as tighter monetary policy in China and tighter fiscal policy in Europe. In the near term, economic fundamentals look healthy. In the high-yield market, bond prices still appear attractive, especially after a market pullback shortly after the end of the Trust's 12-month reporting period.

   Looking forward, we expect that as the economy continues to recover, interest rates will start rising. We plan to position the Trust's portfolio for this eventuality by increasing investments in floating-rate securities, including bank loans, event-linked insurance bonds, and non-government agency mortgage-backed securities -- all of which have the ability to increase the Trust's income as yields rise.


6     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

   In general, we do not anticipate a repeat of the robust returns delivered in the past year. As we look to the future, we think fundamental analysis and individual security selection should be increasingly important elements in achieving good performance. We think this type of market plays to Pioneer's long-term strengths in credit research and analysis.


Please refer to the Schedule of Investments on pages 11-38 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest significantly in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports from time to time.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes.


           Pioneer Diversified High Income Trust | Annual Report | 4/30/10     7

Portfolio Summary | 4/30/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                  62.4%
(Catastrophe-linked Bonds 14.9%)
Floating Rate Loan Interests                             24.9%
Temporary Cash Investments                                5.9%
Convertible Bonds & Notes                                 2.5%
Asset Backed Securities                                   2.1%
Collateralized Mortgage Obligations                       0.8%
Common Stock                                              0.8%
Sovereign Debt Obligations                                0.4%
Convertible Preferred Stock                               0.2%
Rights/Warrants*                                          0.0%

* Amount is less than 0.1%.


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

A & Higher                                               1.8%
BBB                                                      1.5%
BB                                                      28.0%
B                                                       38.1%
CCC & Lower                                             13.0%
Not Rated                                               11.7%
Cash Equivalents                                         5.9%

The portfolio is actively managed, and current holdings may be different.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*


    1.    Muteki, Ltd., 4.65%, 5/24/11 (144A)                                           1.08%
    2.    Atlas Reinsurance Plc, 10.885%, 1/10/11 (144A)                                0.90
    3.    Residential Reinsurance 2008, Ltd., 11.752%, 6/6/11 (144A)                    0.88
    4.    Green Valley, Ltd., 4.24%, 1/10/11 (144A)                                     0.88
    5.    SunGard Data Systems, Inc., Tranche A U.S. Term Loan, 2.001%, 2/28/14         0.83
    6.    Blue Fin, Ltd., 4.695%, 4/10/12 (144A)                                        0.83
    7.    Calpine Corp., First Priority Term Loan, 3.165%, 3/29/14                      0.83
    8.    Alliance One International, Inc., 10.0%, 7/15/16 (144A)                       0.83
    9.    U.S.I. Holdings Corp., Tranche B Term Loan, 3.05%, 5/5/14                     0.80
   10.    Fhu-Jin, Ltd., 4.244%, 8/10/11 (144A)                                         0.76

* This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

Prices and Distributions | 4/30/10

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       4/30/10                  4/30/09
--------------------------------------------------------------------------------
                       $ 20.46                  $ 13.23
--------------------------------------------------------------------------------


Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       4/30/10                  4/30/09
--------------------------------------------------------------------------------
                       $ 20.17                  $ 13.94
--------------------------------------------------------------------------------


Distributions per Common Share: 5/1/09-4/30/10
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                   Net
                 Investment        Tax Return       Short-Term        Long-Term
                  Income           of Capital      Capital Gains     Capital Gains
------------------------------------------------------------------------------------
                 $  1.686          $ 0.324            $ --              $ --
------------------------------------------------------------------------------------


           Pioneer Diversified High Income Trust | Annual Report | 4/30/10     9

Performance Update | 4/30/10

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust, compared to that of the combined (50%/50%) Bank of America/Merrill Lynch Global High Yield and Emerging Market Plus Index and CSFB Leveraged Loan Index.


Cumulative Total Returns
(As of April 30, 2010)
--------------------------------------------------------------------------------
                                      Net Asset     Market
Period                                Value         Price
--------------------------------------------------------------------------------
Life-of-Trust
(5/30/07)                             22.83%        18.99%
1 Year                                62.09         73.25
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Diversified     50% BofA/ML Global HY and EM Plus Index
                    High Income Trust           50% CSFB Leveraged Loan Index
5/07                 10,000                        10,000
4/08                 10,061                         9,879
4/09                  7,577                         8,422
4/10                 11,899                        11,487

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value (NAV) due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes bank borrowing, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The Bank of America/Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CSFB Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The CSFB Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices are not leveraged. You cannot invest directly in an index.


10     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

Schedule of Investments | 4/30/10


--------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------
                                ASSET BACKED SECURITIES -- 3.0% of Net Assets
                                CONSUMER SERVICES -- 0.3%
                                Restaurants -- 0.3%
  100,000           BB+/Baa3    DB Master Finance LLC, 5.779%, 6/20/31 (144A)         $     98,008
  500,000            BB-/Ba3    DB Master Finance LLC, 8.285%, 6/20/31 (144A)              459,100
                                                                                      ------------
                                Total Consumer Services                               $    557,108
--------------------------------------------------------------------------------------------------
                                BANKS -- 2.1%
                                Thrifts & Mortgage Finance -- 2.1%
  246,741(a)         AA+/Aa1    Ace Securities Corp., 1.162%, 12/25/34                $    189,093
1,387,846(a)         AAA/Aaa    Bayview Financial Acquisition Trust, 0.85%, 5/28/44      1,218,115
  807,330(a)         AAA/Aaa    Bayview Financial Acquisition Trust, 0.85%, 8/28/44        727,442
  200,000(a)            A/B3    Carrington Mortgage Loan Trust, 0.363%, 10/25/36           161,525
  699,000(a)       BBB+/Caa2    Carrington Mortgage Loan Trust, 0.463%, 2/25/37            396,095
  531,697(a)            B/NR    Countrywide Asset-Backed Certificates, 0.713%,
                                3/25/47 (144A)                                             233,151
  250,000(a)          B-/Ba2    GSAMP Trust, 0.393%, 1/25/37                               214,489
  128,531(a)            A/A2    GSAMP Trust, 0.693%, 3/25/35                               125,770
  630,691(a)         CC/Caa2    Lehman XS Trust, 0.613%, 12/25/35                          184,334
                                                                                      ------------
                                Total Banks                                           $  3,450,014
--------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.6%
                                Consumer Finance -- 0.1%
  242,512(a)           B-/B3    Novastar Home Equity Loan, 0.363%, 3/25/37            $    231,214
--------------------------------------------------------------------------------------------------
                                Other Diversified Financial Services -- 0.4%
1,214,101(a)         B-/Caa1    Aircraft Finance Trust, 0.734%, 5/15/24 (144A)        $    558,486
  147,159(a)          B-/Ba3    Aircraft Finance Trust, 0.754%, 5/15/24 (144A)             110,370
                                                                                      ------------
                                                                                      $    668,856
--------------------------------------------------------------------------------------------------
                                Specialized Finance -- 0.1%
  150,000          BBB-/Baa3    Dominos Pizza Master Issuer LLC, 5.261%,
                                4/25/37 (144A)                                        $    138,866
                                                                                      ------------
                                Total Diversified Financials                          $  1,038,936
--------------------------------------------------------------------------------------------------
                                TOTAL ASSET BACKED SECURITIES
                                (Cost $5,268,817)                                     $  5,046,058
--------------------------------------------------------------------------------------------------
                                COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2% of Net Assets
                                BANKS -- 1.2%
                                Thrifts & Mortgage Finance -- 1.2%
  315,632(a)        CCC/Caa2    Countrywide Alternative Loan Trust, 5.5%, 11/25/35    $    241,010
  266,565(a)          CCC/B3    Countrywide Home Loans, 0.613%, 3/25/35                     72,577
  540,176(a)           CC/Ca    Downey Savings and Loan Association Mortgage Loan
                                Trust, 0.626%, 10/19/45                                    203,479
  364,569(a)            D/Ca    Downey Savings and Loan Association Mortgage Loan
                                Trust, 0.676%, 10/19/45                                     56,086
1,181,824(a)          AAA/A3    Impac CMB Trust, 1.023%, 1/25/35                           861,521

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     11

-------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- (continued)
      144,187(a)          D/Caa2     Impac Secured Assets CMN Owner Trust,
                                     0.353%, 11/25/36                                      $    126,492
      706,397(a)           CC/Ca     Luminent Mortgage Trust, 0.523%, 7/25/36                    65,508
      410,174(a)         AAA/Aa1     WaMu Mortgage Pass-Through Certificates,
                                     0.493%, 4/25/45                                            343,623
                                                                                           ------------
                                     Total Banks                                           $  1,970,296
-------------------------------------------------------------------------------------------------------
                                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                     (Cost $2,717,420)                                     $  1,970,296
-------------------------------------------------------------------------------------------------------
                                     CORPORATE BONDS & NOTES -- 90.9% of Net Assets
                                     ENERGY -- 9.1%
                                     Coal & Consumable Fuels -- 1.6%
      850,000(m)          BB/Ba3     Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)        $    938,230
      738,000             BB-/B1     Drummond Co., Inc., 9.0%, 10/15/14 (144A)                  773,055
      420,000              NR/B2     Indo Integrated Energy II BV, 9.75%, 11/5/16 (144A)        449,400
      505,000             BB-/B2     Massey Energy Co., 6.875%, 12/15/13                        489,850
                                                                                           ------------
                                                                                           $  2,650,535
-------------------------------------------------------------------------------------------------------
                                     Oil & Gas Drilling -- 0.4%
NOK 1,500,000              NR/NR     Petrolia Drilling ASA, 12.0%, 6/20/12 (144A)          $    134,629
      500,000               B/B3     Pioneer Drilling Co., 9.875%, 3/15/18 (144A)               515,000
                                                                                           ------------
                                                                                           $    649,629
-------------------------------------------------------------------------------------------------------
                                     Oil & Gas Equipment & Services -- 1.4%
      520,000              B+/B1     Expro Finance Luxembourg SCA, 8.5%,
                                     12/15/16 (144A)                                       $    533,000
       65,067(b)           NR/NR     Nexus 1 Pte., Ltd., 10.5%, 3/7/12 (144A)                       651
    1,120,000             CCC/NR     Oceanografia SA de CV, 11.25%, 7/15/15 (144A)              708,400
      600,000(a)           NR/NR     Sevan Marine ASA, 3.619%, 5/14/13 (144A)                   513,000
NOK 3,000,000(a)           NR/NR     Sevan Marine ASA, 7.92%, 10/24/12 (144A)                   457,232
      154,800              NR/NR     Skeie Drilling & Production ASA, 11.25%,
                                     3/8/13 (144A)                                              130,032
                                                                                           ------------
                                                                                           $  2,342,315
-------------------------------------------------------------------------------------------------------
                                     Oil & Gas Exploration & Production -- 3.9%
      505,000              B+/B2     Berry Petroleum Co., 10.25%, 6/1/14                   $    559,287
      125,000             BB/Ba3     Chesapeake Energy Corp., 9.5%, 2/15/15                     137,031
      374,000              BB/B1     Denbury Resources, Inc., 8.25%, 2/15/20                    401,115
      970,000             BB-/B2     Hilcorp Energy I LP, 9.0%, 6/1/16 (144A)                   999,100
      685,000               B/B3     Linn Energy LLC, 11.75%, 5/15/17 (144A)                    780,900
NOK 2,500,000              NR/NR     Norwegian Energy Co. AS, 12.9%, 11/20/14                   442,414
NOK 3,000,000(a)           NR/NR     PA Resources AB, 9.82%, 3/9/11                             492,794
      650,000              B+/NR     Pacific Rubiales Energy Corp., 8.75%,
                                     11/10/16 (144A)                                            716,625
      225,000             B/Caa1     PetroQuest Energy, Inc., 10.375%, 5/15/12                  230,625
      240,000              B-/B3     Quicksilver Resources, Inc., 7.125%, 4/1/16                232,200

The accompanying notes are an integral part of these financial statements.

12     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- (continued)
       472,000            B+/Caa1     Rosetta Resources, Inc., 9.5%, 4/15/18 (144A)       $    483,800
       335,000              B+/B3     SandRidge Energy, Inc., 8.0%, 6/1/18 (144A)              329,138
       670,000(c)           B+/B3     SandRidge Energy, Inc., 8.625%, 4/1/15                   671,675
                                                                                          ------------
                                                                                          $  6,476,704
------------------------------------------------------------------------------------------------------
                                      Oil & Gas Refining & Marketing -- 0.8%
     1,310,000               B/B2     Petroplus Finance, Ltd., 9.375%, 9/15/19 (144A)     $  1,251,050
------------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transportation -- 1.0%
       500,000              B+/B1     Holly Energy Partners LP, 6.25%, 3/1/15             $    475,000
     1,245,000(a)          BB/Ba1     Southern Union Co., 7.2%, 11/1/66                      1,164,075
                                                                                          ------------
                                                                                          $  1,639,075
                                                                                          ------------
                                      Total Energy                                        $ 15,009,308
------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 10.7%
                                      Aluminum -- 0.9%
       600,000(b)           NR/NR     Asia Aluminum Holdings, Ltd., 8.0%,
                                      12/23/11 (144A)                                     $     77,250
       300,000            CCC+/B3     CII Carbon LLC, 11.125%, 11/15/15 (144A)                 306,750
     1,282,402(a)(c)     CCC/Caa1     Noranda Aluminum Acquisition Corp.,
                                      5.274%, 5/15/15                                        1,102,866
                                                                                          ------------
                                                                                          $  1,486,866
------------------------------------------------------------------------------------------------------
                                      Commodity Chemicals -- 0.2%
       300,000              NR/NR     Montell Finance Co. BV, 8.1%, 3/15/27 (144A)        $    291,000
------------------------------------------------------------------------------------------------------
                                      Construction Materials -- 0.6%
       865,000            CCC+/B3     AGY Holding Corp., 11.0%, 11/15/14                  $    761,200
       300,000(a)(d)        B-/NR     C8 Capital SPV, Ltd., 6.64% (144A)                       218,832
                                                                                          ------------
                                                                                           $    980,032
------------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- 0.9%
EURO 1,275,000          CCC-/Caa3     Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)    $  1,419,812
------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 1.8%
       343,608(c)           NR/NR     Blaze Recycling & Metals LLC, 13.0%, 7/16/12        $    278,752
       195,000               B/B2     FMG Finance Pty., Ltd., 10.625%, 9/1/16 (144A)           229,125
       750,000             NR/Ba3     Prime Dig Pte, Ltd., 11.75%, 11/3/14 (144A)              821,250
       745,000           BBB/Baa3     Teck Resources, Ltd., 10.25%, 5/15/16                    897,725
       750,000             BB/Ba2     Vedanta Resources Plc, 9.5%, 7/18/18 (144A)              821,250
                                                                                         ------------
                                                                                          $  3,048,102
------------------------------------------------------------------------------------------------------
                                      Forest Products -- 0.5%
       732,000(m)          BB/Ba2     Sino-Forest Corp., 10.25%, 7/28/14 (144A)           $    808,860
------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 0.9%
     1,145,000            CCC+/B2     AEP Industries, Inc., 7.875%, 3/15/13               $  1,139,275
EURO   255,000              NR/NR     Ardagh Glass Finance Plc, 9.25%, 7/1/16 (144A)           376,356
                                                                                          ------------
                                                                                          $  1,515,631
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                              Value
----------------------------------------------------------------------------------------------------------
                                       Paper Packaging -- 1.5%
     750,103(c)(e)       NR/NR         Corporacion Durango SAB de CV, 6.0%, 8/27/16           $    596,332
     700,000         CCC+/Caa1         Graham Packaging Co., Inc., 9.875%, 10/15/14                729,750
     500,000(m)          B-/B3         Graphic Packaging International, Inc., 9.5%, 8/15/13        513,750
     750,000              B/NR         U.S. Corrugated, Inc., 10.0%, 6/1/13                        660,000
                                                                                              ------------
                                                                                              $  2,499,832
----------------------------------------------------------------------------------------------------------
                                       Paper Products -- 1.2%
     500,000             B+/B1         Appleton Papers, Inc., 10.5%, 6/15/15 (144A)           $    507,500
     425,000             B+/B1         Cellu Tissue Holdings, Inc., 11.5%, 6/1/14                  474,938
     260,000            BB/Ba3         Clearwater Paper Corp., 10.625%, 6/15/16 (144A)             288,925
     600,000             B-/B3         Exopack Holding Corp., 11.25%, 2/1/14                       631,500
                                                                                              ------------
                                                                                              $  1,902,863
----------------------------------------------------------------------------------------------------------
                                       Precious Metals & Minerals -- 0.3%
     500,000(m)         B+/Ba3         ALROSA Finance SA, 8.875%, 11/17/14 (144A)             $    540,000
----------------------------------------------------------------------------------------------------------
                                       Steel -- 1.9%
   1,245,000         CCC+/Caa2         Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)       $  1,188,975
     450,000             B+/B3         Essar Steel Algoma, Inc., 9.375%, 3/15/15 (144A)            461,250
     250,000              B/B2         Evraz Group SA, 8.875%, 4/24/13 (144A)                      261,250
     250,000              B/B2         Evraz Group SA, 9.5%, 4/24/18 (144A)                        265,000
     920,000         CCC+/Caa1         Ryerson, Inc., 12.0%, 11/1/15                               994,750
EURO  50,000             CC/Ca         Zlomrex International Finance SA, 8.5%,
                                       2/1/14 (144A)                                                34,571
                                                                                              ------------
                                                                                              $  3,205,796
                                                                                              ------------
                                       Total Materials                                        $ 17,698,794
----------------------------------------------------------------------------------------------------------
                                       CAPITAL GOODS -- 6.6%
                                       Aerospace & Defense -- 0.8%
     750,000             B-/NR         Aeroflex, Inc., 11.75%, 2/15/15                        $    820,312
     405,000            BB/Ba3         DigitalGlobe, Inc., 10.5%, 5/1/14 (144A)                    443,475
      90,000              B/B1         GeoEye, Inc., 9.625%, 10/1/15 (144A)                         93,713
                                                                                              ------------
                                                                                              $  1,357,500
----------------------------------------------------------------------------------------------------------
                                       Building Products -- 0.3%
EURO 200,000(a)(d)       B-/NR         C10 - EUR Capital SPV, Ltd., 6.277%                    $    186,150
     365,000             BB/B1         USG Corp., 9.75%, 8/1/14 (144A)                             394,200
                                                                                              ------------
                                                                                              $    580,350
----------------------------------------------------------------------------------------------------------
                                       Construction & Engineering -- 0.5%
     350,000           BB-/Ba3         Dycom Industries, Inc., 8.125%, 10/15/15               $    337,750
     500,000              B/B2         Esco Corp., 8.625%, 12/15/13 (144A)                         517,500
                                                                                              ------------
                                                                                              $    855,250
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

----------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                                       Construction & Farm Machinery & Heavy Trucks -- 1.7%
        720,000           BB-/Caa1     American Railcar Industries, Inc., 7.5%, 3/1/14         $    702,000
        770,000           CCC/Caa3     Commercial Vehicle Group, Inc., 8.0%, 7/1/13                 637,175
        950,000           CCC/Caa2     Greenbrier Companies, Inc., 8.375%, 5/15/15                  902,500
        189,000           BB-/Caa1     Manitowoc Co., Inc., 9.5%, 2/15/18                           198,450
        300,000              B-/B2     Titan International, Inc., 8.0%, 1/15/12                     303,000
                                                                                               ------------
                                                                                               $  2,743,125
----------------------------------------------------------------------------------------------------------
                                       Industrial Conglomerates -- 0.7%
        500,000              B-/NR     Cia Latinoamericana de Infraestructura & Servicios SA,
                                       9.75%, 5/10/12                                          $    435,000
        500,000(b)           NR/NR     Indalex Holding Corp., 11.5%, 2/1/14                           5,625
        740,000          CCC+/Caa1     Park-Ohio Industries, Inc., 8.375%, 11/15/14                 684,500
                                                                                               ------------
                                                                                               $  1,125,125
----------------------------------------------------------------------------------------------------------
                                       Industrial Machinery -- 1.2%
      1,220,000              B-/NR     Industrias Metalurgicas Pescarmona SA, 11.25%,
                                       10/22/14 (144A)                                         $  1,152,900
        875,000              B-/B3     Mueller Water Products, Inc., 7.375%, 6/1/17                 796,250
                                                                                               ------------
                                                                                               $  1,949,150
----------------------------------------------------------------------------------------------------------
                                       Trading Companies & Distributors -- 1.4%
        150,000               B/B3     Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
                                       9.625%, 3/15/18 (144A)                                  $    162,000
      1,090,000              B-/B3     Intcomex, Inc., 13.25%, 12/15/14 (144A)                    1,103,625
      1,000,000               B/B1     Wesco Distribution, Inc., 7.5%, 10/15/17                     990,000
                                                                                               ------------
                                                                                               $  2,255,625
                                                                                               ------------
                                       Total Capital Goods                                     $ 10,866,125
----------------------------------------------------------------------------------------------------------
                                       COMMERCIAL & PROFESSIONAL SERVICES -- 0.4%
                                       Diversified Support Services -- 0.2%
            400(f)           NR/B3     MSX International, Ltd., UK, 12.5%, 4/1/12 (144A)       $    336,000
----------------------------------------------------------------------------------------------------------
                                       Environmental & Facilities Services -- 0.2%
        700,000(b)            D/NR     Aleris International, Inc., 10.0%, 12/15/16             $      3,500
        210,000              B+/B2     Casella Waste Systems, Inc., 11.0%, 7/15/14 (144A)           227,850
 EURO   107,128          CCC+/Caa1     New Reclamation Group Pty., Ltd., 8.125%,
                                       2/1/13 (144A)                                                106,831
                                                                                               ------------
                                                                                               $    338,181
                                                                                               ------------
                                       Total Commercial & Professional Services                $    674,181
----------------------------------------------------------------------------------------------------------
                                       TRANSPORTATION -- 0.9%
                                       Air Freight & Logistics -- 0.6%
        929,000(m)        CCC/Caa1     CEVA Group PLC, 11.5%, 4/1/18 (144A)                    $    992,628
----------------------------------------------------------------------------------------------------------
                                       Airlines -- 0.2%
        305,000            BB-/Ba2     Delta Air Lines, Inc., 9.5%, 9/15/14 (144A)             $    322,919
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     15

----------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                                       Railroads -- 0.1%
        240,000              B+/B2     Kansas City Southern de Mexico, 7.625%, 12/1/13        $    246,600
                                                                                              ------------
                                       Total Transportation                                   $  1,562,147
----------------------------------------------------------------------------------------------------------
                                       AUTOMOBILES & COMPONENTS -- 1.6%
                                       Auto Parts & Equipment -- 1.4%
        980,000(m)       CCC+/Caa2     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)      $  1,058,400
        160,000           CCC/Caa1     Stanadyne Corp., 10.0%, 8/15/14                             151,200
        500,000(e)       CCC-/Caa3     Stanadyne Corp., 12.0%, 2/15/15                             395,000
        700,000(m)       CCC+/Caa2     Tenneco, Inc., 8.625%, 11/15/14                             721,000
                                                                                              ------------
                                                                                              $  2,325,600
----------------------------------------------------------------------------------------------------------
                                       Tires & Rubber -- 0.2%
        235,000              B+/B1     Goodyear Tire & Rubber Co., 10.5%, 5/15/16             $    261,731
                                                                                              ------------
                                       Total Automobiles & Components                         $  2,587,331
----------------------------------------------------------------------------------------------------------
                                       CONSUMER DURABLES & APPAREL -- 1.3%
                                       Homebuilding -- 0.7%
        430,000            BB-/Ba3     Desarrolladora Homex SA de CV, 9.5%,
                                       12/11/19 (144A)                                        $    461,132
        695,000              B+/B1     Meritage Homes Corp., 6.25%, 3/15/15                        668,937
                                                                                              ------------
                                                                                              $  1,130,069
----------------------------------------------------------------------------------------------------------
                                       Housewares & Specialties -- 0.6%
      1,000,000          CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17               $  1,045,000
                                                                                              ------------
                                       Total Consumer Durables & Apparel                      $  2,175,069
----------------------------------------------------------------------------------------------------------
                                       CONSUMER SERVICES -- 2.6%
                                       Casinos & Gaming -- 2.4%
        500,000(b)           NR/NR     Buffalo Thunder Development Authority, 9.375%,
                                       12/15/14 (144A)                                        $     83,750
 EURO 1,155,000               B/B2     Codere Finance Luxembourg SA, 8.25%,
                                       6/15/15 (144A)                                            1,537,660
        395,000               B/B3     FireKeepers Development Authority, 13.875%,
                                       5/1/15 (144A)                                               458,200
         95,000               B/B3     Galaxy Entertainment Finance Co., Ltd., 9.875%,
                                       12/15/12 (144A)                                              99,691
        275,000(b)            D/Ca     Little Traverse Bay Bands of Odawa Indians, 10.25%,
                                       2/15/14 (144A)                                               72,188
      1,615,000(b)            D/NR     Mashantucket Western Pequot Tribe, 8.5%,
                                       11/15/15 (144A)                                             403,750
 EURO   500,000               B/B3     Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                631,582
        180,000             BB-/B1     Scientific Games International, Inc., 9.25%, 6/15/19        193,950
        423,000             BB-/B1     Scientific Games International, Inc., 9.25%,
                                       6/15/19 (144A)                                              455,783
        585,000(b)            D/NR     Station Casinos, Inc., 6.625%, 3/15/18                        5,119
                                                                                              ------------
                                                                                              $  3,941,673
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

---------------------------------------------------------------------------------------------------------------
Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                              Value
---------------------------------------------------------------------------------------------------------------
                                            Specialized Consumer Services -- 0.2%
          350,000                 B-/B3     StoneMor Operating LLC/Cornerstone Family Services/
                                            Osiris Holdings, 10.25%, 12/1/17 (144A)                $    365,750
                                                                                                   ------------
                                            Total Consumer Services                                $  4,307,423
---------------------------------------------------------------------------------------------------------------
                                            MEDIA -- 3.9%
                                            Advertising -- 1.0%
          716,000                 B+/B2     MDC Partners, Inc., 11.0%, 11/1/16 (144A)              $    784,020
          800,000               B-/Caa2     Sitel LLC/Sitel Finance Corp., 11.5%, 4/1/18 (144A)         812,000
                                                                                                   ------------
                                                                                                   $  1,596,020
---------------------------------------------------------------------------------------------------------------
                                            Broadcasting -- 2.6%
          182,676(m)               B/B2     CCH II LLC, 13.5%, 11/30/16                            $    221,038
          840,000                  B/B1     Hughes Network Systems LLC, 9.5%, 4/15/14                   865,200
          903,125(c)          CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17                       952,797
          500,000                 B+/B3     Intelsat Subsidiary Holding Co., Ltd., 8.5%, 1/15/13        508,750
          430,000               B-/Caa1     Telesat Canada, 12.5%, 11/1/17                              501,487
        1,379,155(c)(m)        CCC/Caa2     Univision Communications, Inc., 9.75%,
                                            3/15/15 (144A)                                            1,248,135
                                                                                                   ------------
                                                                                                   $  4,297,407
---------------------------------------------------------------------------------------------------------------
                                            Publishing -- 0.3%
          600,000             CCC+/Caa2     Cengage Learning Acquisitions, Inc., 10.5%,
                                            1/15/15 (144A)                                         $    588,000
                                                                                                   ------------
                                            Total Media                                            $  6,481,427
---------------------------------------------------------------------------------------------------------------
                                            RETAILING -- 1.1%
                                            Apparel Retail -- 0.1%
 EURO    75,000(a)                B+/B2     Edcon Holdings Pty., Ltd., 3.9%, 6/15/14 (144A)        $     78,532
 EURO    74,000(a)            CCC+/Caa1     Edcon Holdings Pty., Ltd., 6.15%, 6/15/15 (144A)             68,138
                                                                                                   ------------
                                                                                                   $    146,670
---------------------------------------------------------------------------------------------------------------
                                            Internet Retail -- 0.5%
          640,000                  B/B1     Ticketmaster Entertainment, Inc., 10.75%, 7/28/16      $    720,000
---------------------------------------------------------------------------------------------------------------
                                            Specialty Stores -- 0.5%
          800,000(m)            B-/Caa1     Sally Holdings LLC, 10.5%, 11/15/16                    $    878,000
                                                                                                   ------------
                                            Total Retailing                                        $  1,744,670
---------------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 4.9%
                                            Agricultural Products -- 0.6%
          950,000                 B+/B3     Southern States Cooperative, Inc., 11.25%,
                                            5/15/15 (144A)                                         $    942,875
---------------------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 3.0%
          650,000                 NR/B1     Bertin Ltda, 10.25%, 10/5/16 (144A)                    $    715,000
          491,000(m)              NR/B2     Corporacion Pesquera Inca SAC, 9.0%,
                                            2/10/17 (144A)                                              498,979
          750,000                 B-/B3     FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc.,
                                            9.875%, 2/1/20 (144A)                                       707,084

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     17

---------------------------------------------------------------------------------------------------------
Principal           S&P/Moody's
Amount              Ratings
USD ($)             (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------
                                     Packaged Foods & Meats -- (continued)
      209,088(m)           NR/NR     Independencia International, Ltd., 12.0%,
                                     12/30/16 (144A)                                         $    114,998
      475,000              B+/B1     Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                  467,524
      700,000              B+/B1     Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)              721,000
    1,175,000              B-/B3     Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                1,198,500
      275,000              B-/B3     Minerva Overseas II, Ltd., 10.875%,
                                     11/15/19 (144A)                                              297,688
      275,000(e)           NR/B2     SA Fabrica de Produtos Alimenticios Vigor, 9.25%,
                                     2/23/17 (144A)                                               276,144
                                                                                             ------------
                                                                                             $  4,996,917
---------------------------------------------------------------------------------------------------------
                                     Tobacco -- 1.3%
      250,000              B+/NR     Alliance One International, Inc., 10.0%,
                                     7/15/16 (144A)                                          $    265,000
    1,765,000              B+/B2     Alliance One International, Inc., 10.0%,
                                     7/15/16 (144A)                                             1,870,900
                                                                                             ------------
                                                                                             $  2,135,900
                                                                                             ------------
                                     Total Food, Beverage & Tobacco                          $  8,075,692
---------------------------------------------------------------------------------------------------------
                                     HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                     Personal Products -- 0.2%
      300,000              B-/B3     Revlon Consumer Products Corp., 9.75%,
                                     11/15/15 (144A)                                         $    308,250
                                                                                             ------------
                                     Total Household & Personal Products                     $    308,250
---------------------------------------------------------------------------------------------------------
                                     HEALTH CARE EQUIPMENT & SERVICES -- 4.4%
                                     Health Care Equipment & Services -- 0.5%
      750,000          CCC+/Caa2     Accellent, Inc., 10.5%, 12/1/13                         $    755,625
---------------------------------------------------------------------------------------------------------
                                     Health Care Services -- 2.3%
      378,000              B-/B3     BioScrip, Inc., 10.25%, 10/1/15 (144A)                  $    387,450
    1,385,000(m)          BB-/NR     DASA Finance Corp., 8.75%, 5/29/18 (144A)                  1,495,800
      796,459(c)           B-/B3     Surgical Care Affiliates, Inc., 8.875%,
                                     7/15/15 (144A)                                               802,432
    1,170,000(m)       CCC+/Caa1     Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)      1,178,775
                                                                                             ------------
                                                                                             $  3,864,457
---------------------------------------------------------------------------------------------------------
                                     Health Care Supplies -- 1.3%
      750,000             B/Caa1     Bausch & Lomb, Inc., 9.875%, 11/1/15                    $    792,187
    1,265,000(c)           B-/B3     Biomet, Inc., 10.375%, 10/15/17                            1,394,662
                                                                                             ------------
                                                                                             $  2,186,849
---------------------------------------------------------------------------------------------------------
                                     Managed Health Care -- 0.3%
      500,000            B-/Caa1     Multiplan, Inc., 10.375%, 4/15/16 (144A)                $    517,500
                                                                                             ------------
                                     Total Health Care Equipment & Services                  $  7,324,431
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

-------------------------------------------------------------------------------------------------------------
Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 0.5%
                                             Life Sciences Tools & Services -- 0.2%
           131,406(c)             B/Caa1     Catalent Pharma Solutions, Inc., 9.5%, 4/15/15      $    133,377
           290,000                 B+/B3     PharmaNet Development Group, Inc., 10.875%,
                                             4/15/17 (144A)                                           296,888
                                                                                                 ------------
                                                                                                 $    430,265
-------------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.3%
           250,000                  B/B2     Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)    $    258,438
           200,000             CCC+/Caa1     Phibro Animal Health Corp., 13.0%, 8/1/14 (144A)         204,000
                                                                                                 ------------
                                                                                                 $    462,438
                                                                                                 ------------
                                             Total Pharmaceuticals & Biotechnology &
                                             Life Sciences                                       $    892,703
-------------------------------------------------------------------------------------------------------------
                                             BANKS -- 2.1%
                                             Diversified Banks -- 1.4%
           250,000                NR/Ba1     ATF Capital BV, 9.25%, 2/21/14 (144A)               $    267,500
           500,000(a)              NR/B2     Banco Macro SA, 9.75%, 12/18/36                          455,000
           700,000                NR/Ba2     Banco Macro SA, 10.75%, 6/7/12                           502,250
   BRL     350,000                AAA/NR     International Finance Corp., 9.25%, 3/15/13              197,149
           200,000(b)               D/NR     JSC TemirBank, 9.5%, 5/21/14 (144A)                       64,000
           550,000                B+/Ba3     Russian Standard Finance SA, 7.5%, 10/7/10 (144A)        549,450
           500,000(b)                D/C     TuranAlem Finance BV, 8.5%, 2/10/15 (144A)               251,250
                                                                                                 ------------
                                                                                                 $  2,286,599
-------------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 0.7%
           600,000(a)(d)        BBB/Baa3     PNC Financial Services Group, Inc., 8.25%           $    636,847
           500,000(a)(d)          A-/Ba1     Wells Fargo Capital XV, 9.75%                            560,000
                                                                                                 ------------
                                                                                                 $  1,196,847
                                                                                                 ------------
                                             Total Banks                                         $  3,483,446
-------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 5.4%
                                             Asset Management & Custody Banks -- 0.6%
           375,000              BB+/Baa3     Janus Capital Group, Inc., 6.5%, 6/15/12            $    388,347
           665,000              BB+/Baa3     Janus Capital Group, Inc., 6.95%, 6/15/17                677,470
                                                                                                 ------------
                                                                                                 $  1,065,817
-------------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.2%
    EURO   200,000                  B+/B1     TVN Finance Corp II AB, 10.75%, 11/15/17 (144A)     $    295,727
-------------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.2%
           450,000(a)(d)        BBB/Baa2     Goldman Sachs Capital II, 5.793%                    $    356,063
-------------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial Services -- 1.9%
    EURO   500,000(a)             BB-/NR     ATLAS VI Capital, Ltd., 10.135%, 4/6/13 (144A)      $    685,033
         1,000,000(a)              B+/NR     Ibis Re, Ltd., 9.407%, 5/3/13 (144A)                     999,400
           400,000(a)             BB-/NR     Ibis Re, Ltd., 10.507%, 5/10/12 (144A)                   434,280
         1,000,000(a)              NR/B1     Redwood Capital XI, Ltd., 6.407%, 1/7/11 (144A)        1,001,800
                                                                                                 ------------
                                                                                                 $  3,120,513
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     19

-----------------------------------------------------------------------------------------------------------
Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                            Value
-----------------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 2.5%
           575,000            B-/Caa1     ACE Cash Express, Inc., 10.25%, 10/1/14 (144A)       $    477,250
           500,000            BB/Baa3     Capital One Capital V, 10.25%, 8/15/39                    600,000
         1,000,000(a)           B-/NR     Montana Re, Ltd., 13.502%, 12/7/12 (144A)               1,003,500
           425,000              B+/B2     National Money Mart Co., 10.375%,
                                          12/15/16 (144A)                                           449,438
           755,000(a)       CCC+/Caa1     NCO Group, Inc., 5.125%, 11/15/13                         668,175
           900,000          CCC+/Caa2     NCO Group, Inc., 11.875%, 11/15/14                        875,250
                                                                                               ------------
                                                                                               $  4,073,613
                                                                                               ------------
                                          Total Diversified Financials                         $  8,911,733
-----------------------------------------------------------------------------------------------------------
                                          INSURANCE -- 22.1%
                                          Insurance Brokers -- 1.6%
           250,000           CCC/Caa1     Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)       $    258,125
         1,050,000          CCC+/Caa1     HUB International Holdings, Inc., 10.25%,
                                          6/15/15 (144A)                                          1,023,750
           827,000(a)          CCC/B3     U.S.I. Holdings Corp., 4.125%, 11/15/14 (144A)            705,017
           804,000           CCC/Caa1     U.S.I. Holdings Corp., 9.75%, 5/15/15 (144A)              773,850
                                                                                               ------------
                                                                                               $  2,760,742
-----------------------------------------------------------------------------------------------------------
                                          Multi-Line Insurance -- 1.3%
         1,000,000(a)         BB/Baa3     Liberty Mutual Group, Inc., 7.0%, 3/15/37 (144A)     $    886,243
         1,000,000(a)         BB/Baa3     Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)      1,165,000
            65,000             BB-/NR     Sul America Participacoes SA, 8.625%,
                                          2/15/12 (144A)                                             69,225
                                                                                               ------------
                                                                                               $  2,120,468
-----------------------------------------------------------------------------------------------------------
                                          Reinsurance -- 19.2%
         1,500,000(a)          BB+/NR     AKIBARE, 3.201%, 5/22/12 (144A)                      $  1,466,550
         1,000,000(a)          BB+/NR     AKIBARE, 3.401%, 5/22/12 (144A)                           975,900
    EURO 1,500,000(a)           B-/NR     Atlas Reinsurance Plc, 10.885%, 1/10/11 (144A)          2,029,372
         2,000,000(a)          BB+/NR     Blue Fin, Ltd., 4.695%, 4/10/12 (144A)                  1,875,600
         1,000,000(a)          BB-/NR     Blue Fin, Ltd., 13.804%, 4/16/12 (144A)                 1,075,800
         1,000,000(a)           BB/NR     Caelus Re, Ltd., 6.502%, 6/7/11 (144A)                    991,000
         1,750,000(a)           B-/NR     Carillon, Ltd., 15.507%, 1/10/11 (144A)                 1,728,300
         1,500,000(a)           BB/NR     East Lane Re, Ltd., 7.249%, 5/6/11 (144A)               1,486,800
         1,750,000(a)          BB+/NR     Fhu-Jin, Ltd., 4.149%, 8/10/11 (144A)                   1,730,750
         1,000,000(a)          BB+/NR     Foundation Re III, Ltd., 5.806%, 2/3/14 (144A)          1,003,000
         1,000,000(a)           NR/B1     GlobeCat, Ltd., 6.292%, 1/2/13 (144A)                   1,001,400
           350,000(a)           NR/B3     GlobeCat, Ltd., 9.542%, 1/2/13 (144A)                     327,950
    EURO 1,500,000(a)          BB+/NR     Green Valley, Ltd., 4.24%, 1/10/11 (144A)               1,986,890
           600,000(a)          BB+/NR     Merna Reinsurance II, Ltd., 3.807%, 4/8/13 (144A)         599,520
           250,000(a)            B/NR     MultiCat Mexico, Ltd., Series 2009-I Class A,
                                          11.657%, 10/19/12 (144A)                                  263,500
           250,000(a)            B/NR     MultiCat Mexico, Ltd., Series 2009-I Class B,
                                          10.407%, 10/19/12 (144A)                                  250,275

The accompanying notes are an integral part of these financial statements.

20     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

---------------------------------------------------------------------------------------------------------
Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------
                                          Reinsurance -- (continued)
        250,000(a)               B/NR     MultiCat Mexico, Ltd., Series 2009-I Class C,
                                          10.407%, 10/19/12 (144A)                           $    250,275
        250,000(a)             BB-/NR     MultiCat Mexico, Ltd., Series 2009-I Class D,
                                          10.407%, 10/19/12 (144A)                                246,750
      2,500,000(a)             NR/Ba2     Muteki, Ltd., 4.65%, 5/24/11 (144A)                   2,453,500
        500,000(a)              BB/NR     Mystic Re II, Ltd., 12.252%, 3/20/12 (144A)             543,600
      1,000,000(a)              NR/B1     Nelson Re, Ltd., 4.75%, 6/6/11 (144A)                   976,500
      1,000,000(a)             BB+/NR     Newton Re, Ltd., 4.932%, 12/24/10 (144A)                995,500
      1,000,000(a)              BB/NR     Newton Re, Ltd., 7.232%, 12/24/10 (144A)                973,100
        425,000(a)             BB-/NR     Residential Reinsurance 2008, Ltd., 7.002%,
                                          6/6/11 (144A)                                           426,233
      2,000,000(a)              B-/NR     Residential Reinsurance 2008, Ltd., 11.752%,
                                          6/6/11 (144A)                                         1,994,400
      1,000,000                 NR/NR     Successor X, Ltd., 0.0%, 12/9/10 (144A)                 874,900
        600,000                 B-/NR     Successor X, Ltd., 0.0%, 12/9/10 (144A)                 543,600
        500,000(a)              B-/NR     Successor X, Ltd., 9.907%, 4/4/13 (144A)                496,100
      1,250,000(a)              NR/NR     Successor X, Ltd., 11.907%, 4/4/13 (144A)             1,239,250
        500,000(a)              NR/NR     Successor X, Ltd., 16.907%, 4/4/13 (144A)               496,400
        500,000(a)(b)            D/NR     Willow Re, Ltd., 0.0%, 6/16/10 (144A)                   400,000
                                                                                             ------------
                                                                                             $ 31,702,715
                                                                                             ------------
                                          Total Insurance                                    $ 36,583,925
---------------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 0.3%
                                          Real Estate Operating Companies -- 0.3%
         76,705                 B-/NR     Alto Palermo SA, 11.0%, 6/11/12 (144A)             $     41,229
        410,000                 B-/NR     IRSA Inversiones y Representaciones SA, 8.5%,
                                          2/2/17 (144A)                                           393,600
                                                                                             ------------
                                          Total Real Estate                                  $    434,829
---------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 2.8%
                                          Application Software -- 0.8%
      1,390,000             CCC+/Caa2     Vangent, Inc., 9.625%, 2/15/15                     $  1,310,075
---------------------------------------------------------------------------------------------------------
                                          Data Processing & Outsourced Services -- 0.8%
      1,465,000(m)            B-/Caa1     First Data Corp., 9.875%, 9/24/15                  $  1,340,475
---------------------------------------------------------------------------------------------------------
                                          Internet Software & Services -- 0.6%
        905,000(e)              B-/B1     Terremark Worldwide, Inc., 12.0%, 6/15/17 (144A)   $  1,040,750
---------------------------------------------------------------------------------------------------------
                                          IT Consulting & Other Services -- 0.3%
        405,000              CCC/Caa1     Activant Solutions, Inc., 9.5%, 5/1/16             $    389,813
---------------------------------------------------------------------------------------------------------
                                          Systems Software -- 0.3%
        684,999(c)(g)           NR/NR     Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A)     $    513,749
                                                                                             ------------
                                          Total Software & Services                          $  4,594,862
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     21

---------------------------------------------------------------------------------------------------------
Principal           S&P/Moody's
Amount              Ratings
USD ($)             (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------
                                     TECHNOLOGY HARDWARE & EQUIPMENT -- 0.8%
                                     Computer Storage & Peripherals -- 0.3%
     430,000            BB+/Baa3     Seagate Technology International, 10.0%,
                                     5/1/14 (144A)                                           $    509,550
---------------------------------------------------------------------------------------------------------
                                     Electronic Equipment & Instruments -- 0.5%
     250,000                B/B1     Da-Lite Screen Co., Inc., 9.5%, 5/15/11                 $    259,375
     486,000                B/B1     Da-Lite Screen Co., Inc., 12.5%, 4/1/15 (144A)               486,000
                                                                                             ------------
                                                                                             $    745,375
                                                                                             ------------
                                     Total Technology Hardware & Equipment                   $  1,254,925
---------------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 6.6%
                                     Alternative Carriers -- 0.6%
     945,000                B/B2     Global Crossing, Ltd., 12.0%, 9/15/15 (144A)            $  1,060,762
---------------------------------------------------------------------------------------------------------
                                     Integrated Telecommunication Services -- 3.0%
     910,000             CCC+/B3     Broadview Networks Holdings, Inc., 11.375%, 9/1/12      $    903,175
     388,000               B-/B2     Cincinnati Bell, Inc., 8.75%, 3/15/18                        392,850
   1,250,000              BB-/B2     GCI, Inc., 7.25%, 2/15/14                                  1,253,125
     750,000                B/B1     PAETEC Holding Corp., 8.875%, 6/30/17                        771,562
   1,010,000           CCC+/Caa1     PAETEC Holding Corp., 9.5%, 7/15/15                        1,028,937
     500,000              B+/Ba3     Windstream Corp., 8.625%, 8/1/16                             511,875
                                                                                             ------------
                                                                                             $  4,861,524
---------------------------------------------------------------------------------------------------------
                                     Wireless Telecommunication Services -- 3.0%
     550,000               NR/NR     Bakrie Telecom Tbk PT, 11.5%, 5/7/15 (144A)             $    550,000
     365,000              B+/Ba2     Cricket Communications, Inc., 7.75%, 5/15/16                 378,688
     500,000(m)            B-/B3     Cricket Communications, Inc., 9.375%, 11/1/14                516,875
     300,000(m)          NR/Caa1     Digicel Group, Ltd., 10.5%, 4/15/18 (144A)                   320,250
     750,000              BB-/B1     NII Capital Corp., 10.0%, 8/15/16 (144A)                     832,500
     790,000             BB+/Ba2     OJSC Vimpel Communications, 9.125%,
                                     4/30/18 (144A)                                               899,612
   1,330,000               B-/B2     True Move Co., Ltd., 10.375%, 8/1/14 (144A)                1,346,625
     100,000               B-/B2     True Move Co., Ltd., 10.75%, 12/16/13 (144A)                 102,000
                                                                                             ------------
                                                                                             $  4,946,550
                                                                                             ------------
                                     Total Telecommunication Services                        $ 10,868,836
---------------------------------------------------------------------------------------------------------
                                     UTILITIES -- 2.6%
                                     Electric Utilities -- 0.6%
     750,000               B-/NR     Cia de Transporte de Energia Electrica de Alta Tension
                                     SA, 8.875%, 12/15/16 (144A)                             $    682,500
     500,000(m)         CCC/Caa2     Texas Competitive Electric Holdings Co. LLC,
                                     10.25%, 11/1/15                                              375,000
                                                                                             ------------
                                                                                             $  1,057,500
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

-------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------
                                      Gas Utilities -- 1.0%
       490,000              B+/B1     Inergy, L.P., 8.25%, 3/1/16                          $    509,600
     1,135,000              B-/B2     Transportadora de Gas del Sur SA, 7.875%,
                                      5/14/17 (144A)                                          1,083,925
                                                                                           ------------
                                                                                           $  1,593,525
-------------------------------------------------------------------------------------------------------
                                      Independent Power Producers & Energy Traders -- 0.9%
       500,000            BB-/Ba3     Intergen NV, 9.0%, 6/30/17 (144A)                    $    522,500
       346,000            BB-/Ba2     Listrindo Capital BV, 9.25%, 1/29/15 (144A)               370,379
       500,000              NR/B2     Star Energy Geothermal (Wayang Windu), Ltd., 11.5%,
                                      2/12/15 (144A)                                            541,685
                                                                                           ------------
                                                                                           $  1,434,564
-------------------------------------------------------------------------------------------------------
                                      Multi-Utilities -- 0.1%
       225,000            BB-/Ba2     PNM Resources, Inc., 9.25%, 5/15/15                  $    242,156
                                                                                           ------------
                                      Total Utilities                                      $  4,327,745
-------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS & NOTES
                                      (Cost $149,795,208)                                  $150,167,852
-------------------------------------------------------------------------------------------------------
                                      CONVERTIBLE BONDS & NOTES -- 3.6% of Net Assets
                                      MATERIALS -- 0.8%
                                      Diversified Chemicals -- 0.8%
         1,900(f)          BB-/NR     Hercules Inc, 6.5%, 6/30/29                          $  1,368,000
                                                                                           ------------
                                      Total Materials                                      $  1,368,000
-------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 0.2%
                                      Electrical Components & Equipment -- 0.2%
       150,000              NR/NR     JA Solar Holdings Co., Ltd., 4.5%, 5/15/13           $    130,687
       200,000              NR/NR     Suntech Power Holdings Co., Ltd., 3.0%, 3/15/13           173,500
                                                                                           ------------
                                      Total Capital Goods                                  $    304,187
-------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.5%
                                      Marine -- 0.5%
       990,000          CCC+/Caa2     Horizon Lines, Inc., 4.25%, 8/15/12                  $    883,575
                                                                                           ------------
                                      Total Transportation                                 $    883,575
-------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.4%
                                      Movies & Entertainment -- 0.4%
       659,000              B-/NR     Live Nation, Inc., 2.875%, 7/15/27                   $    607,104
                                                                                           ------------
                                      Total Media                                          $    607,104
-------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                      Health Care Equipment & Services -- 0.6%
     1,040,000(e)          BB-/NR     Hologic, Inc., 2.0%, 12/15/37                        $    936,000
-------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 0.2%
       405,000               B/NR     LifePoint Hospitals, Inc., 3.5%, 5/15/14             $    420,187
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     23

-------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 0.0%
        50,000              B+/B3     Omnicare, Inc., 3.25%, 12/15/35                      $     42,813
                                                                                           ------------
                                      Total Health Care Equipment & Services               $  1,399,000
-------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                      Communications Equipment -- 0.2%
       450,000(b)           NR/NR     Nortel Networks Corp., 2.125%, 4/15/14               $    346,500
                                                                                           ------------
                                      Total Technology Hardware & Equipment                $    346,500
-------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 0.7%
                                      Wireless Telecommunication Services -- 0.7%
     1,150,000              B-/NR     NII Holdings, Inc., 3.125%, 6/15/12                  $  1,092,500
                                                                                           ------------
                                      Total Telecommunication Services                     $  1,092,500
-------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE BONDS & NOTES
                                      (Cost $5,035,524)                                    $  6,000,866
-------------------------------------------------------------------------------------------------------
                                      SOVEREIGN DEBT OBLIGATIONS -- 0.6% of Net Assets
                                      Brazil -- 0.6%
 BRL 1,750,000          BBB-/Baa3     Brazilian Government International Bond,
                                      10.25%, 1/10/28                                      $  1,022,498
-------------------------------------------------------------------------------------------------------
                                      TOTAL SOVEREIGN DEBT OBLIGATIONS
                                      (Cost $947,551)                                      $  1,022,498
-------------------------------------------------------------------------------------------------------
                                      FLOATING RATE LOAN INTERESTS -- 36.3% of Net Assets (h)
                                      ENERGY -- 0.9%
                                      Coal & Consumable Fuels -- 0.3%
       500,000              B+/B1     PT Bukit Mutiara, Term Loan, 8.288%, 12/29/10        $    495,000
-------------------------------------------------------------------------------------------------------
                                      Integrated Oil & Gas -- 0.4%
       450,000              NR/B2     Big West Oil, LLC, Term Loan, 4.50%, 5/15/14         $    455,813
       334,900            BB-/Ba3     Hudson Products Holdings, Inc., Term Loan,
                                      8.0%, 8/24/15                                             309,782
                                                                                           ------------
                                                                                           $    765,595
-------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 0.2%
       320,588               B/B3     Venoco, Inc., Second Lien Term Loan,
                                      4.313%, 5/8/14                                       $    308,166
                                                                                           ------------
                                      Total Energy                                         $  1,568,761
-------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 3.5%
                                      Diversified Chemicals -- 0.8%
       899,553            BB+/Ba1     Huntsman International LLC, New Dollar Term Loan B,
                                      2.016% - 2.078%, 4/21/14                             $    867,975
       115,000               B/B2     Ineos US Finance LLC, Facility Term Loan B-2,
                                      7.5%, 12/16/13                                            115,036
       115,000               B/B2     Ineos US Finance LLC, Facility Term Loan C-2,
                                      8.0%, 12/16/14                                            115,036
       250,000             BB/Ba2     Solutia Inc., Term Loan, 4.75%, 3/17/17                   252,057
                                                                                           ------------
                                                                                           $  1,350,104
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

-------------------------------------------------------------------------------------------------------------
Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------------
                                          Forest Products -- 0.9%
      1,500,000(c)             NR/Ba3     Ainsworth Lumber Co., Ltd., Term Loan,
                                          5.313%, 6/26/14                                        $  1,455,000
-------------------------------------------------------------------------------------------------------------
                                          Paper Packaging -- 0.6%
         48,824                 B+/B1     Graham Packaging Co. LP, Term Loan B, 2.5% -
                                          2.563%, 10/7/11                                        $     48,568
        461,353                 B+/B1     Graham Packaging Co. LP, Term Loan C,
                                          6.75%, 4/5/14                                               465,858
        438,525                 B-/B3     Graphic Packaging International, Inc., Incremental
                                          Term Loan, 3.041% -- 3.05%, 5/16/14                         437,182
                                                                                                 ------------
                                                                                                 $    951,608
-------------------------------------------------------------------------------------------------------------
                                          Paper Products -- 0.6%
        967,453                BB+/NR     Georgia-Pacific LLC, Term Loan B, 2.254% -
                                          2.338%, 12/23/12                                       $    963,220
-------------------------------------------------------------------------------------------------------------
                                          Specialty Chemicals -- 0.1%
        100,000                  B/B2     Chemtura Corp., Facility Term Loan, 6.0%, 2/11/11      $    100,750
-------------------------------------------------------------------------------------------------------------
                                          Steel -- 0.5%
        900,035(c)(g)            B/B3     Niagara Corp., New Term Loan, 10.5%, 6/29/14           $    891,034
                                                                                                 ------------
                                          Total Materials                                        $  5,711,716
-------------------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 3.6%
                                          Aerospace & Defense -- 1.7%
        731,144                 B-/NR     Aeroflex, Inc., Tranche B-2 Term Loan, 4.0%, 8/15/14   $    717,892
        605,843                BB-/B1     DAE Aviation Holdings, Inc., Tranche B-1 Term Loan,
                                          4.09%, 7/31/14                                              580,599
        249,328                 BB/B1     Hunter Defense Technologies, Inc., Term Loan,
                                          3.55%, 8/22/14                                              233,745
        489,848               BB+/Ba3     Spirit Aerosystems, Inc., Term Loan B-1,
                                          2.05%, 9/30/13                                              485,154
        589,677                BB-/B1     Standard Aero, Ltd., Tranche B-2 Term Loan,
                                          4.06% - 4.09%, 7/31/14                                      565,107
        250,000                BB/Ba2     TASC, Inc., Tranche A Term Loan, 5.5%, 12/18/14             250,625
                                                                                                 ------------
                                                                                                 $  2,833,122
-------------------------------------------------------------------------------------------------------------
                                          Construction & Engineering -- 0.7%
      1,113,172                BB/Ba3     Goodman Global, Inc., Term Loan, 6.25%, 2/13/14        $  1,118,506
-------------------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 1.1%
      1,000,000               BB-/Ba3     Accuride Corp., Advance U.S. Term Loan,
                                          9.75%, 6/30/13                                         $  1,005,417
        250,000                BB/Ba2     Bucyrus International, Inc., Tranche C Dollar Term
                                          Loan, 4.5%, 2/19/16                                         252,008
        348,899               BB+/Ba2     Manitowoc Co., Inc., Term Loan B, 7.5%, 11/6/14             350,270
        169,738                 NR/B2     Oshkosh Truck Corp., Term Loan B, 6.25% -
                                          6.26%, 12/6/13                                              170,852
                                                                                                 ------------
                                                                                                 $  1,778,547
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     25

-------------------------------------------------------------------------------------------------------
Principal           S&P/Moody's
Amount              Ratings
USD ($)             (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------
                                     Industrial Machinery -- 0.1%
 EURO   124,219            NR/NR     SIG Euro Holding AG & Co. KGaA, European Term
                                     Loan, 6.25%, 11/5/15                                  $    166,302
                                                                                           ------------
                                     Total Capital Goods                                   $  5,896,477
-------------------------------------------------------------------------------------------------------
                                     COMMERCIAL & PROFESSIONAL SERVICES -- 2.0%
                                     Commercial Printing -- 0.1%
          3,762          BB-/Ba3     Cenveo Corp., Delayed Draw Term Loan,
                                     4.771%, 6/21/13                                       $      3,775
        131,762          BB-/Ba2     Cenveo Corp., Facility Term Loan C, 4.771%, 6/21/13        132,235
                                                                                           ------------
                                                                                           $    136,010
-------------------------------------------------------------------------------------------------------
                                     Diversified Commercial & Professional Services -- 0.6%
        672,425           BB+/B1     Asset Acceptance Capital Corp., Tranche B Term Loan,
                                     3.5% - 5.5%, 6/12/13                                  $    648,890
        300,004           BB-/B2     Rental Service Corp., Second Lien Initial Term Loan,
                                     3.8%, 11/30/13                                             292,204
                                                                                           ------------
                                                                                           $    941,094
-------------------------------------------------------------------------------------------------------
                                     Environmental & Facilities Services -- 1.2%
        811,004           B+/Ba3     Brickman Group Holdings, Inc., Tranche B Term Loan,
                                     2.29%, 1/23/14                                        $    794,784
        124,063           B+/Ba2     Casella Waste Systems, Inc., Term Loan B,
                                     7.0%, 4/9/14                                               125,148
      1,215,625          BB-/Ba3     Synagro Technologies, Inc., First Lien Term Loan,
                                     2.26% - 2.28%, 4/2/14                                    1,107,738
                                                                                           ------------
                                                                                           $  2,027,670
-------------------------------------------------------------------------------------------------------
                                     Security & Alarm Services -- 0.1%
        248,750            B+/B2     Protection One Alarm Monitoring, Inc., Tranche B-2
                                     Term Loan, 6.25%, 3/31/14                             $    249,372
                                                                                           ------------
                                     Total Commercial & Professional Services              $  3,354,146
-------------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 1.1%
                                     Air Freight & Logistics -- 1.0%
        439,482           NR/Ba2     Ceva Group Plc, Pre-Funded LC Loan,
                                     3.10%, 11/4/13                                        $    399,929
      1,302,331           NR/Ba2     Ceva Group Plc, U.S. Term Loan, 3.263%, 11/4/13          1,185,122
                                                                                           ------------
                                                                                           $  1,585,051
-------------------------------------------------------------------------------------------------------
                                     Airlines -- 0.1%
        249,359           B+/Ba2     Delta Air Lines, Inc., Second Lien Term Loan,
                                     3.548%, 4/30/14                                       $    233,961
                                                                                           ------------
                                     Total Transportation                                  $  1,819,012
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

-----------------------------------------------------------------------------------------------------
Principal          S&P/Moody's
Amount             Ratings
USD ($)            (unaudited)                                                            Value
-----------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 1.2%
                                    Auto Parts & Equipment -- 0.3%
     142,002             B+/Ba3     Federal-Mogul Corp., Tranche B Term Loan, 2.188% -
                                    2.198%, 12/29/14                                     $    130,168
      72,450             B+/Ba3     Federal-Mogul Corp., Tranche C Term Loan, 2.188% -
                                    2.198%, 12/28/15                                           66,412
     250,000              B+/B3     HHI Group Holdings, LLC, Term Loan, 10.5%, 3/30/15        254,141
                                                                                         ------------
                                                                                         $    450,721
-----------------------------------------------------------------------------------------------------
                                    Automobile Manufacturers -- 0.3%
     593,875             B-/Ba3     Ford Motor Co., Tranche B-1 Term Loan,
                                    3.26% - 3.31%, 12/15/13                              $    574,481
-----------------------------------------------------------------------------------------------------
                                    Tires & Rubber -- 0.6%
   1,000,000             BB/Ba1     Goodyear Tire & Rubber Co., Second Lien Term Loan,
                                    2.24%, 4/30/14                                       $    958,000
                                                                                         ------------
                                    Total Automobiles & Components                       $  1,983,202
-----------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.3%
                                    Leisure Products -- 0.3%
     575,000              B+/B1     SRAM, LLC., Term Loan, 5.5%, 4/30/15                 $    571,406
                                                                                         ------------
                                    Total Consumer Durables & Apparel                    $    571,406
-----------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.2%
                                    Casinos & Gaming -- 0.1%
     945,000(b)        BB-/Caa1     Gateway Casinos & Entertainment, Inc., Advance
                                    Second Lien Term Loan, 5.791%, 3/31/15               $    242,550
-----------------------------------------------------------------------------------------------------
                                    Hotels, Resorts & Cruise Lines -- 0.1%
     166,740             BB/Ba2     Travelport LLC, Incremental Term Loan C,
                                    7.79%, 8/23/13                                       $    167,884
                                                                                         ------------
                                    Total Consumer Services                              $    410,434
-----------------------------------------------------------------------------------------------------
                                    MEDIA -- 3.6%
                                    Advertising -- 0.6%
   1,000,000             BB/Ba2     Affinion Group, Inc., Tranche B Term Loan,
                                    5.0%, 7/10/15                                        $    995,000
-----------------------------------------------------------------------------------------------------
                                    Broadcasting -- 1.6%
     626,834            NR/Baa3     Discovery Communications Holding LLC, Term Loan C,
                                    5.25%, 5/14/14                                       $    633,200
   1,000,000             B+/Ba3     Insight Midwest Holdings LLC, Term Loan B,
                                    2.25% - 2.29%, 4/7/14                                     979,219
     418,326             BB/Ba2     TWCC Holding Corp., Replacement Term Loan,
                                    5.0%, 9/14/15                                             422,875
     675,000              B-/B2     Univision Communications, Inc., Initial Term Loan,
                                    2.54%, 9/29/14                                            616,613
                                                                                         ------------
                                                                                         $  2,651,907
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     27

------------------------------------------------------------------------------------------------
Principal     S&P/Moody's
Amount        Ratings
USD ($)       (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                               Cable & Satellite -- 0.4%
  153,617            B/Ba3     Knology, Inc., Term Loan, 2.528%, 6/30/12            $    152,465
  553,026            B-/B1     WideOpenWest Finance LLC, Series A New Term Loan,
                               6.751% - 8.75%, 6/28/14                                   557,088
                                                                                    ------------
                                                                                    $    709,553
------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.6%
  250,000           NR/Ba1     Cinedigm Digital Funding I, LLC, Term Loan,
                               3.5%, 3/31/16                                        $    250,000
  722,786            B+/B1     Lodgenet Entertainment Corp., Closing Date Term
                               Loan, 2.3%, 4/4/14                                        693,875
                                                                                    ------------
                                                                                    $    943,875
------------------------------------------------------------------------------------------------
                               Publishing -- 0.4%
  694,524            B+/B1     RH Donnelley, Inc., Term Loan, 9.25%, 10/24/14       $    678,029
                                                                                    ------------
                               Total Media                                          $  5,978,364
------------------------------------------------------------------------------------------------
                               RETAILING -- 0.4%
                               Catalog Retail -- 0.1%
  102,941         BBB-/Ba2     QVC, Inc., Tranche 2-W Term Loan, 3.761%, 10/4/11    $    103,003
------------------------------------------------------------------------------------------------
                               Specialty Stores -- 0.3%
  550,000           B+/Ba3     Savers, Inc., Term Loan, 5.75%, 3/11/16              $    553,437
                                                                                    ------------
                               Total Retailing                                      $    656,440
------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.6%
                               Drug Retail -- 0.6%
1,000,000            NR/B3     Rite Aid Corp., Tranche 4 Term Loan, 9.5%, 6/10/15   $  1,045,833
                                                                                    ------------
                               Total Food & Staples Retailing                       $  1,045,833
------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.2%
                               Packaged Foods & Meats -- 0.2%
  250,000           BB-/B2     Pierre Foods, Inc., Term Loan, 7.0%, 3/3/16          $    252,292
                                                                                    ------------
                               Total Food, Beverage & Tobacco                       $    252,292
------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                               Personal Products -- 0.2%
  250,000           B+/Ba3     Revlon Consumer Products Corp., Term Loan,
                               6.0%, 3/11/15                                        $    249,196
                                                                                    ------------
                               Total Household & Personal Products                  $    249,196
------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 4.0%
                               Health Care Facilities -- 1.9%
  250,000             B/B1     Ardent Medical Services, Inc., Term Loan,
                               6.5%, 9/15/15                                        $    247,438
   49,830           BB/Ba3     Community Health Systems, Inc., Delayed Draw Term
                               Loan, 2.502%, 7/25/14                                      48,506
  973,067           BB/Ba3     Community Health Systems, Inc., Term Loan,
                               2.502%, 7/25/14                                           947,218

The accompanying notes are an integral part of these financial statements.

28     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

------------------------------------------------------------------------------------------------

Principal     S&P/Moody's
Amount        Ratings
USD ($)       (unaudited)                                                            Value
------------------------------------------------------------------------------------------------
                               Health Care Facilities -- (continued)
  708,589            B+/B3     Hanger Orthopedic Group, Inc., Tranche B Term Loan,
                               2.27%, 5/26/13                                       $    700,027
   82,579           B+/Ba2     HCA, Inc., Tranche B-1 Term Loan, 2.54%, 11/18/13          80,468
  198,040           BB/Ba3     HCA, Inc., Tranche B-2 Term Loan, 3.54%, 3/31/17          197,009
  162,256            B+/B1     Sun Healthcare Group, Inc., Synthetic LC Loan,
                               2.290%, 4/19/14                                           156,577
  716,992            B+/B1     Sun Healthcare Group, Inc., Term Loan, 2.266% -
                               2.502%, 4/19/14                                           691,898
                                                                                    ------------
                                                                                    $  3,069,141
------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.8%
  519,683           BB-/B3     HealthSouth Corp., Tranche 1 Term Loan,
                               2.51% - 2.55%, 3/10/13                               $    511,563
  427,721           BB-/B3     HealthSouth Corp., Tranche 2 Term Loan,
                               4.01% - 4.05%, 9/10/15                                    428,078
  375,000            NR/B1     Prime Healthcare Services, Inc., Term Loan B,
                               6.25%, 4/28/15                                            367,500
                                                                                    ------------
                                                                                    $  1,307,141
------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 1.0%
  112,444           BB-/B1     Bausch & Lomb, Inc., Delayed Draw Term Loan,
                               3.54%, 4/24/15                                       $    110,310
  463,644           BB-/B1     Bausch & Lomb, Inc., Parent Term Loan,
                               3.54%, 4/24/15                                            454,844
  486,250            B+/B2     IM US Holdings LLC, First Lien Term Loan,
                               2.28% - 2.29%, 6/26/14                                    478,592
  600,000            B+/B2     IM US Holdings LLC, Second Lien Term Loan,
                               4.502%, 6/26/15                                           597,500
                                                                                    ------------
                                                                                    $  1,641,246
------------------------------------------------------------------------------------------------
                               Health Care Technology -- 0.1%
  247,560           BB/Ba3     IMS Health, Inc., Tranche B Dollar Term Loan,
                               5.25%, 2/26/16                                       $    249,479
------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.2%
  400,000            NR/B1     MultiPlan, Inc., Incremental Term Loan D,
                               6.0%, 4/12/13                                        $    401,125
                                                                                    ------------
                               Total Health Care Equipment & Services               $  6,668,132
------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 1.8%
                               Biotechnology -- 0.6%
  386,695           BB+/B1     Warner Chilcott Co. LLC, Term Loan A,
                               5.5%, 10/30/14                                       $    387,721
  177,979           BB+/B1     Warner Chilcott Co. LLC, Term Loan B-1,
                               5.75, 4/30/15                                             178,516

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     29

-------------------------------------------------------------------------------------------------
Principal     S&P/Moody's
Amount        Ratings
USD ($)       (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------
                               Biotechnology -- (continued)
  296,367           BB+/B1     Warner Chilcott Co. LLC, Term Loan B-2,
                               5.75%, 4/30/15                                        $    297,262
  119,700           B+/Ba3     Warner Chilcott Co. LLC, Term Loan B-3,
                               5.75%, 4/30/15                                             120,024
                                                                                     ------------
                                                                                     $    983,523
-------------------------------------------------------------------------------------------------
                               Life Sciences Tools & Services -- 0.8%
1,344,837          BB-/Ba3     Catalent Pharma Solutions, Inc., Dollar Term Loan,
                               2.513%, 4/10/14                                       $  1,282,638
-------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.4%
  720,000           BB/Ba3     Mylan, Inc., U.S. Tranche B Term Loan,
                               3.563%, 10/2/14                                       $    720,248
                                                                                     ------------
                               Total Pharmaceuticals & Biotechnology &
                               Life Sciences                                         $  2,986,409
-------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 1.3%
                               Consumer Finance -- 0.0%
   51,594           BB-/NR     Dollar Financial Corp., Canadian Borrower Term Loan,
                               7.0%, 12/31/14                                        $     50,046
   37,937           BB-/NR     Dollar Financial Corp., Delayed Draw Term Loan,
                               7.0%, 12/31/14                                              36,799
                                                                                     ------------
                                                                                     $     86,845
-------------------------------------------------------------------------------------------------
                               Other Diversified Financial Services -- 0.3%
  433,116           BB/Ba2     Metavante Corp., Term Loan, 3.499%, 11/3/14           $    436,726
-------------------------------------------------------------------------------------------------
                               Specialized Finance -- 1.0%
  832,673           BB-/B3     Ace Cash Express, Inc., Term Loan, 3.29%, 10/5/13     $    755,650
  865,631           B+/Ba3     Collect Acquisition Corp., Advance Term Loan B,
                               7.5%, 5/15/13                                              856,253
                                                                                     ------------
                                                                                     $  1,611,903
                                                                                     ------------
                               Total Diversified Financials                          $  2,135,474
-------------------------------------------------------------------------------------------------
                               INSURANCE -- 3.4%
                               Insurance Brokers -- 2.4%
1,462,500            B-/B3     Alliant Holdings I, Inc., Term Loan, 3.29%, 8/17/14   $  1,402,172
  128,534             B/B3     HUB International, Ltd., Delay Draw Term Loan,
                               2.79%, 6/13/14                                             121,914
  571,826             B/B3     HUB International, Ltd., Initial Term Loan,
                               2.79%, 6/13/14                                             542,377
   99,500            B-/B3     U.S.I. Holdings Corp., Series C Term Loan,
                               7.0%, 5/5/14                                                97,510
1,945,000            B-/B2     U.S.I. Holdings Corp., Tranche B Term Loan,
                               3.05%, 5/5/14                                            1,816,144
                                                                                     ------------
                                                                                     $  3,980,117
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

----------------------------------------------------------------------------------------------------
Principal     S&P/Moody's
Amount        Ratings
USD ($)       (unaudited)                                                                Value
----------------------------------------------------------------------------------------------------
                               Multi-Line Insurance -- 1.0%
  809,389            B-/B2     AmWins Group, Inc., Initial Term Loan, 2.76% -
                               2.78%, 6/8/13                                            $    759,476
1,000,000            B-/B2     AmWins Group, Inc., Second Lien Initial Term Loan,
                               5.78%, 6/9/14                                                 825,000
                                                                                        ------------
                                                                                        $  1,584,476
                                                                                        ------------
                               Total Insurance                                          $  5,564,593
----------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.2%
                               Real Estate Development -- 0.2%
  250,000          BB-/Ba3     Ozburn-Hessey Holding Co. LLC, First Lien Term Loan,
                               7.5%, 4/8/16                                             $    252,500
                                                                                        ------------
                               Total Real Estate                                        $    252,500
----------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 3.4%
                               Application Software -- 0.6%
  977,099            B+/B1     Nuance Communications, Inc., Term Loan,
                               2.28%, 3/29/13                                           $    960,306
----------------------------------------------------------------------------------------------------
                               Data Processing & Outsourced Services -- 0.0%
   29,752           NR/Ba1     Fidelity National Information Services, Inc., Tranche C
                               Term Loan, 4.506%, 1/18/12                               $     30,031
----------------------------------------------------------------------------------------------------
                               Internet Software & Services -- 0.3%
  446,599            B+/B1     Web Service Co. LLC, Term Loan, 7.0%, 8/28/14            $    446,041
----------------------------------------------------------------------------------------------------
                               IT Consulting & Other Services -- 1.7%
  398,602            B+/B1     Activant Solutions, Inc., Term Loan, 2.313%, 5/2/13      $    382,159
  546,710            B+/B2     Keane International, Inc., Closing Date Term Loan,
                               2.51%, 6/4/13                                                 520,741
   42,654            B+/B2     Keane International, Inc., Synthetic LC Loan,
                               2.55%, 6/4/13                                                  40,628
1,939,850           BB/Ba3     SunGard Data Systems, Inc., Tranche A U.S.Term Loan,
                               2.001%, 2/28/14                                             1,879,683
                                                                                        ------------
                                                                                        $  2,823,211
----------------------------------------------------------------------------------------------------
                               Systems Software -- 0.8%
1,354,712          BB-/Ba3     Vangent, Inc., Term Loan, 2.51% - 2.52%, 2/14/13         $  1,320,845
                                                                                        ------------
                               Total Software & Services                                $  5,580,434
----------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                               Communications Equipment -- 0.1%
  249,375           BB/Ba3     TowerCo Finance LLC, Term Loan, 6.0%, 11/24/14           $    252,076
----------------------------------------------------------------------------------------------------
                               Electronic Equipment & Instruments -- 0.3%
  488,773          BB-/Ba3     Scitor Corp., Term Loan, 4.52%, 9/26/14                  $    483,886
                                                                                        ------------
                               Total Technology Hardware & Equipment                    $    735,962
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     31

-------------------------------------------------------------------------------------------------------
Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                               Value
-------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.5%
                                   Semiconductor Equipment -- 0.5%
    780,263              B-/NR     Freescale Semiconductor, Inc., Extended Maturity Term
                                   Loan, 4.499%, 12/1/16                                   $    751,273
                                                                                           ------------
                                   Total Semiconductors & Semiconductor Equipment          $    751,273
-------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 1.9%
                                   Integrated Telecommunication Services -- 0.6%
    432,697              B+/B2     Telesat Canada, U.S. Term I Loan, 3.25%, 10/31/14       $    426,567
     37,167              B+/B2     Telesat Canada, U.S. Term II Loan, 3.25%, 10/31/14            36,640
    250,000            BB-/Ba1     Wind Telecomunicazioni S.p.A., Facility Term Loan B-2,
                                   3.658%, 5/24/13                                              248,000
    250,000            BB-/Ba1     Wind Telecomunicazioni S.p.A., Facility Term Loan C-2,
                                   4.658%, 5/26/14                                              248,000
                                                                                           ------------
                                                                                           $    959,207
-------------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 1.3%
  1,701,511             B+/Ba3     MetroPCS Wireless, Inc.,Tranche B Term Loan,
                                   2.5% - 2.563%, 11/3/13                                  $  1,666,663
    580,808            BB-/Ba2     Stratos Global Corp., Facility Term Loan B,
                                   5.0%, 2/13/12                                                577,541
                                                                                           ------------
                                                                                           $  2,244,204
                                                                                           ------------
                                   Total Telecommunication Services                        $  3,203,411
-------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 1.6%
                                   Electric Utilities -- 0.3%
    660,088             B+/Ba3     Texas Competitive Electric Holdings Co. LLC, Initial
                                   Tranche B-2 Term Loan, 3.751% -- 3.79%, 10/10/14        $    542,922
-------------------------------------------------------------------------------------------------------
                                   Independent Power Producers & Energy Traders -- 1.3%
  1,937,762             BB-/B1     Calpine Corp., First Priority Term Loan,
                                   3.165%, 3/29/14                                         $  1,871,875
    184,378              B+/B2     Mach Gen LLC, First Lien Synthetic LC Loan,
                                   0.04%, 2/22/13                                               172,394
                                                                                           ------------
                                                                                           $  2,044,269
                                                                                           ------------
                                   Total Utilities                                         $  2,587,191
-------------------------------------------------------------------------------------------------------
                                   TOTAL FLOATING RATE LOAN INTERESTS
                                   (Cost $60,877,976)                                      $ 59,962,658
-------------------------------------------------------------------------------------------------------
    Shares
                                   COMMON STOCKS -- 1.1% of Net Assets
                                   ENERGY -- 0.0%
                                   Oil & Gas Equipment & Services -- 0.0%
    193,316(j)                     Skeie Drilling & Production ASA                         $     31,100
                                                                                           ------------
                                   Total Energy                                            $     31,100
-------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

32     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

---------------------------------------------------------------------------------
Shares                                                                Value
---------------------------------------------------------------------------------
                              MATERIALS -- 0.5%
                              Commodity Chemicals -- 0.4%
        19,670(j)             Georgia Gulf Corp.                     $    404,022
         6,542(j)             Lyondell Basell Industries (Class A)        145,887
         5,905(j)             Lyondell Basell Industries (Class B)        132,862
                                                                     ------------
                                                                     $    682,771
---------------------------------------------------------------------------------
                              Forest Products -- 0.0%
        13,963(j)             Ainsworth Lumber Co., Ltd.             $     62,036
---------------------------------------------------------------------------------
                              Steel -- 0.1%
        15,083(g)(j)          Niagara Corp.                          $    117,044
                                                                     ------------
                              Total Materials                        $    861,851
---------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.6%
                              Auto Parts & Equipment -- 0.6%
        10,904(j)             Lear Corp.                             $    885,187
                                                                     ------------
                              Total Automobiles & Components         $    885,187
---------------------------------------------------------------------------------
                              MEDIA -- 0.0%
                              Cable & Satellite -- 0.0%
           213(j)             Charter Communications, Inc.           $      8,073
                                                                     ------------
                              Total Media                            $      8,073
---------------------------------------------------------------------------------
                              Software & Services -- 0.0%
                              Systems Software -- 0.0%
         2,114(g)(j)          Perseus Holding Corp.                  $         --
                                                                     ------------
                              Total Software & Services              $         --
---------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $1,375,008)                      $  1,786,211
---------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCK -- 0.3% of Net Assets
                              DIVERSIFIED FINANCIALS -- 0.3%
                              Diversified Financial Services -- 0.3%
           595                Bank of America Corp.                  $    584,284
---------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost $490,737)                        $    584,284
---------------------------------------------------------------------------------
                              PREFERRED STOCK -- 0.0% of Net Assets
                              SOFTWARE & SERVICES -- 0.0%
                              Systems Software -- 0.0%
         1,110(g)(j)          Perseus Holding Corp., 14.0% (144A)    $         --
---------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCK
                              (Cost $0)                              $         --
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     33

--------------------------------------------------------------------------------------------------
Shares                                                                                 Value
--------------------------------------------------------------------------------------------------
                                 RIGHTS/WARRANTS -- 0.0% of Net Assets
                                 REAL ESTATE -- 0.0%
                                 Real Estate Development -- 0.0%
       750,000(i)(j)             Neo-China Group Holdings, Ltd., Expires
                                 7/22/12 (144A)                                       $     14,490
--------------------------------------------------------------------------------------------------
                                 TOTAL RIGHTS/WARRANTS
                                 (Cost $17,012)                                       $     14,490
--------------------------------------------------------------------------------------------------
                                 ESCROW HOLDINGS -- 0.0% of Net Assets
                                 ENERGY -- 0.0%
                                 Oil & Gas Refining & Marketing -- 0.0%
        50,000(g)(j)             Verasun Energy Corp.                                 $         --
                                                                                      ------------
                                 Total Energy                                         $         --
--------------------------------------------------------------------------------------------------
                                 AUTOMOBILES & COMPONENTS -- 0.0%
                                 Auto Parts & Equipment -- 0.0%
   1,140,000(g)(j)               Lear Corp.                                           $         --
                                                                                      ------------
                                 Total Automobiles & Components                       $         --
--------------------------------------------------------------------------------------------------
                                 TOTAL ESCROW HOLDINGS
                                 (Cost $0)                                            $         --
--------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
--------------------------------------------------------------------------------------------------
                                 TEMPORARY CASH INVESTMENTS -- 8.6% of Net Assets
                                 Repurchase Agreements -- 2.4%
   4,000,000                     SG Americas Securities LLC, 0.2% dated 4/30/10,
                                 repurchase price of $4,000,000 plus accrued
                                 interest on 5/3/10 collateralized by the following:
                                 $1,164,236 Federal National Mortgage Association,
                                 5.0% - 6.0%, 9/1/36 - 2/1/40
                                 $1,746,992 Federal National Mortgage Association
                                 ARM, 3.651% - 5.018%, 7/1/35 - 7/1/39
                                 $1,168,772 Freddie Mac Giant, 4.0%, 1/1/20           $  4,000,000
                                                                                      ------------
                                 Total Repurchase Agreements                          $  4,000,000
--------------------------------------------------------------------------------------------------
                                 SECURITIES LENDING COLLATERAL -- 6.2%(k)
                                 Certificates of Deposit:
     240,613                     Bank of Nova Scotia, 0.2%, 6/1/10                    $    240,613
     266,164                     Barclays, 0.30%, 7/23/10                                  266,164
     266,166                     BBVA NY, 0.265%, 6/1/10                                   266,166
      80,949                     BNP Paribas, 0.70%, 6/4/10                                 80,949
     292,781                     CBA Financial, 0.27%, 1/3/11                              292,781
     266,164                     Deutschebank, 0.30%, 7/19/10                              266,164
     266,165                     DnB NOR Bank ASA NY, 0.19%, 5/19/10                       266,165
     266,169                     Rabobank Nederland NY, 0.19%, 7/6/10                      266,169
     266,165                     Royal Bank of Canada, 0.26%, 1/21/11                      266,165
     266,165                     Svenska NY, 0.265%, 7/19/10                               266,165
     159,710                     Wachovia, 0.36%, 3/22/11                                  159,710
                                                                                      ------------
                                                                                      $  2,637,211
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

---------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                               Value
---------------------------------------------------------------------------------
                    Commercial Paper:
  106,466           American Honda Finance, 0.28%, 4/5/11            $    106,466
  303,085           Bank of America, 0.85%, 5/12/10                       303,085
   35,218           Caterpillar Financial Services, 0.34%, 8/20/10         35,218
  133,055           CBAPP, 0.20%, 6/7/10                                  133,055
  106,455           Ciesco, 0.19%, 5/20/10                                106,455
  266,036           CLIPPR, 0.28%, 7/2/10                                 266,036
  240,920           CME, Inc., 0.90%, 8/6/10                              240,920
  266,141           FASCO, 0.19%, 5/18/10                                 266,141
   29,009           GE Capital Corp., 0.31%, 10/6/10                       29,009
   28,812           GE Capital Corp., 0.35%, 10/21/10                      28,812
   79,883           GE Capital Corp., 0.43%, 8/20/10                       79,883
  133,065           GE, 0.30%, 1/26/11                                    133,065
  212,929           HNDAF, 0.17%, 5/4/10                                  212,929
  319,394           INDFG, 0.20%, 5/3/10                                  319,394
   26,616           INDFG, 0.21%, 5/4/10                                   26,616
   29,682           John Deere Capital Corp., 0.33%, 7/16/10               29,682
  225,203           JPMorgan Chase & Co., 0.57%, 9/24/10                  225,203
  109,088           Kithaw, 0.16%, 5/5/10                                 109,088
  159,678           Kithaw, 0.20%, 5/24/10                                159,678
  106,400           NABPP, 0.28%, 7/19/10                                 106,400
  106,461           Old LLC, 0.18%, 5/11/10                               106,461
  106,465           Ranger, 0.18%, 5/3/10                                 106,465
  301,782           Santander, 0.30%, 7/23/10                             301,782
  266,028           SOCNAM, 0.28%, 7/6/10                                 266,028
   79,847           SRCPP, 0.19%, 5/6/10                                   79,847
  186,225           SRCPP, 0.26%, 7/7/11                                  186,225
   51,730           STRAIT, 0.18%, 5/7/10                                  51,730
  106,447           STRAIT, 0.20%, 6/2/10                                 106,447
  133,076           TB LLC, 0.19%, 5/10/10                                133,076
  133,049           TB LLC, 0.23%, 6/9/10                                 133,049
  266,165           Toyota Motor Credit Corp., 0.23%, 1/10/11             266,165
   40,779           US Bancorp, 0.30%, 5/28/10                             40,779
   57,042           US Bancorp, 0.65%, 5/6/10                              57,042
   26,628           US Bancorp, 0.66%, 6/4/10                              26,628
  265,980           VARFUN, 0.29%, 7/26/10                                265,980
   75,019           Wal Mart Stores, Inc., 0.22%, 7/1/10                   75,019
  106,441           WFC, 0.33%, 12/2/10                                   106,441
  266,117           WSTPAC, 0.25%, 5/27/10                                266,117
                                                                     ------------
                                                                     $  5,492,416
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     35

-------------------------------------------------------------------------
Principal
Amount
USD ($)                                                       Value
-------------------------------------------------------------------------
                    Tri-party Repurchase Agreements:
399,247             Barclays, 0.18%, 5/3/10                  $    399,247
816,960             Deutsche Bank, 0.02%, 5/3/10                  816,960
798,494             RBS Securities, Inc., 0.01%, 5/3/10           798,494
                                                             ------------
                                                             $  2,014,701
                                                             ------------
                    Total Securities Lending Collateral      $ 10,144,328
-------------------------------------------------------------------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $14,144,328)                       $ 14,144,328
-------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN SECURITIES -- 145.6%
                    (Cost $240,669,581)(l)                   $240,699,541
-------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES - (45.6)%   $(75,418,428)
-------------------------------------------------------------------------
                    NET ASSETS APPLICABLE TO COMMON
                    SHAREOWNERS -- 100.0%                    $165,281,113
=========================================================================

NR       Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2010, the fair value of these securities amounted to $103,189,415 or 62.4% of total net assets applicable to common shareowners.

(a) Floating rate note. The rate shown is the coupon rate at April 30, 2010.

(b)      Security is in default and is non-income producing.

(c) Payment-in-Kind (PIK) security which may pay interest in additional principal amount.

(d)      Security is a perpetual bond and has no definite maturity date.

(e) Debt obligation initially issued at one coupon rate which converts to another coupon rate at a specific date. The rate shown is the coupon rate at April 30, 2010.

(f)      Security is priced as a unit.

(g) Security is fair valued using fair value methods (other than prices supplied by independent pricing services). (See Note 1A).

(h) Floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2010.

(i) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $17,012. The aggregate fair value of $14,490 represents 0.0% of total net assets applicable to common shareowners.

(j)      Non-income producing.

The accompanying notes are an integral part of these financial statements.

36     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

(k)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

(l) At April 30, 2010, the net unrealized loss on investments based on cost for federal income tax purposes of $241,791,618 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $11,286,359
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (12,378,436)
                                                                                   -----------
       Net unrealized loss                                                         $(1,092,077)
                                                                                   ===========

         For financial reporting purposes net unrealized gain was $29,960 and cost of investments aggregated $240,669,581.

(m)      At April 30, 2010, the following securities were out on loan:


-----------------------------------------------------------------------------------------
Principal
Amount
USD ($)         Description                                                    Value
-----------------------------------------------------------------------------------------
      970,000  Allison Transmission, Inc., 11.0%, 11/1/15 (144A)               $1,047,600
      495,000  ALROSA Finance SA, 8.875%, 11/17/14 (144A)                         534,600
      450,000  Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)                     496,710
      180,000  CCH II LLC, 13.5%, 11/30/16                                        217,800
      348,000  CEVA Group PLC, 11.5%, 4/1/18 (144A)                               371,835
      380,000  Corporacion Pesquera Inca SAC, 9.0%, 2/10/17 (144A)                386,175
      495,000  Cricket Communications, Inc., 9.375%, 11/1/14                      513,562
      874,000  DASA Finance Corp., 8.75%, 5/29/18 (144A)                          943,920
      200,000  Digicel Group, Ltd., 10.5%, 4/15/18 (144A)                         213,500
    1,441,000  First Data Corp., 9.875%, 9/24/15                                1,318,515
      137,000  Graphic Packaging International, Inc., 9.5%, 8/15/13               140,768
       31,000  Independencia International, Ltd., 12.0%, 12/30/16 (144A)           17,050
      563,400  Sally Holdings LLC, 10.5%, 11/15/16                                618,331
      247,000  Sino-Forest Corp., 10.25%, 7/28/14 (144A)                          272,935
      210,000  Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)              211,575
      690,000  Tenneco, Inc., 8.625%, 11/15/14                                    710,700
      495,000  Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15       371,250
    1,365,092  Univision Communications, Inc., 9.75%, 3/15/15 (144A)            1,235,408
-----------------------------------------------------------------------------------------
                                                                               $9,622,234
=========================================================================================

Glossary of Terms:

LC -- Letter of Credit

Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.

BRL  Brazilian Real
EURO  Euro
NOK  Norwegian Krone

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2010, aggregated $81,248,946 and $46,383,696, respectively.


The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     37

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 -- quoted prices in active markets for identical securities
Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of April 30, 2010, in valuing the Trust's investments:


-------------------------------------------------------------------------------------------------------
                                           Level 1        Level 2           Level 3         Total
-------------------------------------------------------------------------------------------------------
 Asset backed securities                  $       --     $  5,046,058      $       --      $  5,046,058
 Collateralized mortgage obligations              --        1,970,296              --         1,970,296
 Corporate bonds & notes
 (systems software)                               --               --         513,749           513,749
 Corporate bonds & notes (other
 industries)                                      --      149,654,103              --       149,654,103
 Convertible bonds & notes                        --        6,000,866              --         6,000,866
 Sovereign debt obligation                        --        1,022,498              --         1,022,498
 Floating rate loan interests (steel)             --               --         891,034           891,034
 Floating rate loan interests (other
 industries)                                      --       59,071,624              --        59,071,624
 Common stock (steel)                             --               --         117,044           117,044
 Common stock (other industries)           1,669,167               --              --         1,669,167
 Convertible preferred stock                 584,284               --              --           584,284
 Rights/Warrants                                  --           14,490              --            14,490
 Escrow holdings                                  --               --              --                --
 Temporary cash investments                       --       14,144,328              --        14,144,328
-------------------------------------------------------------------------------------------------------
 Total                                    $2,253,451     $236,924,263      $1,521,827      $240,699,541
=======================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):


-------------------------------------------------------------------------------------------------------------
                                                        Change in                       Transfer
                                 Balance    Realized   unrealized         Net          in and      Balance
                                as of      gain        appreciation      purchases     out of     as of
                                4/30/09    (loss)      (depreciation)1   (sales)       Level 3*   4/30/10
-------------------------------------------------------------------------------------------------------------
Corporate bonds & notes
(systems software)                  $--        $--        $ (579,845)     $1,093,594       $--     $  513,749
Floating rate loan interests
 (steel)                             --         --               (15)        891,049        --        891,034
Common stock (steel)                 --         --                --         117,044        --        117,044
Escrow holdings                      --         --                --              --        --             --
-------------------------------------------------------------------------------------------------------------
Ending balance                      $--        $--        $ (579,860)     $2,101,687       $--     $1,521,827
=============================================================================================================

(1) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

*        Transfers are calculated beginning of period.

The accompanying notes are an integral part of these financial statements.
38     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

Statement of Assets and Liabilities | 4/30/10


ASSETS:
  Investments in securities, at value (including securities loaned of
   $9,622,234) (cost $240,669,581)                                        $240,699,541
  Cash                                                                       1,836,693
  Foreign currencies, at value (cost $648,694)                                 679,111
  Receivables --
   Investment securities sold                                                1,068,434
   Interest                                                                  3,613,365
  Prepaid expenses and other assets                                             13,531
--------------------------------------------------------------------------------------
     Total assets                                                         $247,910,675
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Notes payable                                                          $ 67,000,000
   Investment securities purchased                                           3,828,351
   Upon return of securities loaned                                         10,144,328
   Dividends to shareowners                                                  1,311,235
  Due to affiliates                                                            160,247
  Accrued interest expense                                                      65,075
  Accrued expenses and other liabilities                                       120,326
--------------------------------------------------------------------------------------
     Total liabilities                                                    $ 82,629,562
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $191,909,932
  Distribution in excess of net investment income                           (1,765,037)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                            (24,919,126)
  Net unrealized gain on investments                                            29,960
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                     25,384
--------------------------------------------------------------------------------------
     Net assets                                                           $165,281,113
======================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Based on $165,281,113/8,195,218 shares                                  $      20.17
======================================================================================

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     39

Statement of Operations

For the Year Ended 4/30/10



INVESTMENT INCOME:
  Interest (net of foreign taxes withheld $5,424)                    $ 17,410,869
  Dividends                                                                43,138
  Facility and other fees                                                 200,209
  Income from securities loaned, net                                       18,194
---------------------------------------------------------------------------------------------------
     Total investment income                                                            $17,672,410
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  1,708,363
  Administrative fees                                                     200,149
  Transfer agent fees and expenses                                         12,000
  Shareowner communications expense                                        73,713
  Bank loan fees and expenses                                             105,097
  Custodian fees                                                           35,603
  Registration fees                                                        17,500
  Professional fees                                                       106,535
  Printing expenses                                                        29,052
  Trustees' fees                                                            7,663
  Pricing fees                                                             14,409
  Miscellaneous                                                            52,431
---------------------------------------------------------------------------------------------------
   Net operating expenses                                                               $ 2,362,515
---------------------------------------------------------------------------------------------------
     Interest expense                                                                   $ 1,218,945
---------------------------------------------------------------------------------------------------
   Net operating expenses and interest expense                                          $ 3,581,460
     Less management fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc. (PIM)                                           (320,918)
   Less fees paid indirectly                                                                     (5)
---------------------------------------------------------------------------------------------------
   Net expenses                                                                         $ 3,260,537
---------------------------------------------------------------------------------------------------
     Net investment income                                                              $14,411,873
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                       $ (9,818,300)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                        230,246       $(9,588,054)
---------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) from:
   Investments                                                       $ 62,940,479
   Unfunded corporate loans                                                 1,191
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                       (343,947)      $62,597,723
---------------------------------------------------------------------------------------------------
     Net gain on investments and foreign currency transactions                          $53,009,669
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $67,421,542
===================================================================================================

The accompanying notes are an integral part of these financial statements.

40     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

Statement of Changes in Net Assets

For the Years Ended 4/30/10 and 4/30/09, respectively


-------------------------------------------------------------------------------------------------------
                                                                      Year                Year
                                                                      Ended               Ended
                                                                      4/30/10             4/30/09
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $ 14,411,873        $ 17,099,169
Net realized loss on investments, unfunded corporate loans, and
  foreign currency transactions                                         (9,588,054)        (12,595,394)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                 62,597,723         (49,859,677)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                       $ 67,421,542        $(45,355,902)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS FROM:
Net investment income ($1.686 and $2.469 per share,
  respectively)                                                       $(13,800,249)       $(20,135,595)
Tax return of capital ($0.324 and $0.045 per share, respectively)       (2,651,977)           (371,077)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                               $(16,452,226)       $(20,506,672)
-------------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                         $    499,351        $    159,885
-------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Trust share
     transactions                                                     $    499,351        $    159,885
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                              $ 51,468,667        $(65,702,689)
NET ASSETS:
Beginning of year                                                      113,812,446         179,515,135
-------------------------------------------------------------------------------------------------------
End of year                                                           $165,281,113        $113,812,446
-------------------------------------------------------------------------------------------------------
Distribution in excess of net investment income                       $ (1,765,037)       $ (2,535,262)
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     41

Statement of Cash Flows

For the Year Ended April 30, 2010


----------------------------------------------------------------------------------
Cash Flows Used in Operating Activities
   Net investment income                                          $    14,411,873
----------------------------------------------------------------------------------
Adjustment to Reconcile Net Investment Income to Net Cash
and Foreign Currency used in Operating Activities
  Purchase of investment securities                               $(1,000,389,499)
  Proceeds from disposition of investment securities                  971,796,212
  Increase in receivable for investments sold                            (357,611)
  Increase in interest receivable                                        (290,473)
  Decrease in commitment fees receivable                                       29
  Increase in prepaid expenses and other assets                              (199)
  Increase in accrued interest expense                                     16,445
  Increase in payable for investments purchased                         2,768,471
  Decrease in accrued expenses and other liabilities                      (14,346)
  Increase in due to affiliates                                           102,189
  Decrease in unamortized facility fee                                     (1,750)
  Decrease in net unrealized appreciation on foreign currency
   transactions                                                          (375,784)
  Net realized gain from foreign currency transactions                    230,246
  Net amortization/(accretion) of premium/(discount)                   (1,376,650)
----------------------------------------------------------------------------------
   Net adjustment to reconcile net investment income                  (27,892,720)
----------------------------------------------------------------------------------
   Net cash and foreign currency used in operating activities     $   (13,480,847)
----------------------------------------------------------------------------------
Cash Flows From Financing Activities
  Increase in notes payable                                       $    29,000,000
  Cash dividends paid to common shareowners                           (16,193,166)
----------------------------------------------------------------------------------
   Net cash flow from financing activities                        $    12,806,834
----------------------------------------------------------------------------------
   Net decrease in cash and foreign currency                      $      (674,013)
----------------------------------------------------------------------------------
Cash and Foreign Currency
  Beginning of the year                                           $     3,189,817
----------------------------------------------------------------------------------
  End of the year                                                 $     2,515,804
==================================================================================
Cash Flow Information
  Cash paid for interest                                          $     1,202,500
----------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

42     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

Financial Highlights


--------------------------------------------------------------------------------------------------
                                                              Year        Year        5/30/07 (b)
                                                              Ended       Ended       to
                                                              4/30/10     4/30/09     4/30/08
--------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                         $  13.94     $  22.02    $  23.88(c)
--------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                       $   1.76     $   2.10    $   1.77
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                             6.48        (7.67)      (1.80)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations        $   8.24     $  (5.57)   $  (0.03)
Distributions from
 Net investment income                                          (1.69)       (2.47)      (1.78)
 Tax return of capital                                          (0.32)       (0.04)          -
Capital charge with respect to issuance of shares                   -            -       (0.05)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   6.23     $  (8.08)   $  (1.86)
--------------------------------------------------------------------------------------------------
Net asset value, end of period(d)                            $  20.17     $  13.94    $  22.02
--------------------------------------------------------------------------------------------------
Market value, end of period(d)                               $  20.46     $  13.23    $  20.47
==================================================================================================
Total return at market value (e)                                73.25%      (23.11)%    (10.67)%
Ratios to average net assets
 Net operating expenses                                          1.39%        1.38%       0.99%(f)
 Interest expense                                                0.83%        1.14%       0.33%(f)
 Net expenses                                                    2.22%        2.52%       1.32%(f)
 Net investment income                                           9.84%       12.27%       8.48%(f)
Portfolio turnover                                                 24%          25%         21%
Net assets, end of period (in thousands)                     $165,281     $113,812    $179,515
Ratios to average net assets before waivers and
 reimbursements of expenses
 Net operating expenses                                          1.61%        1.68%       1.29%(f)
 Interest expense                                                0.83%        1.14%       0.33%(f)
 Net expenses                                                    2.44%        2.82%       1.62%(f)
 Net investment income                                           9.62%       11.97%       8.18%(f)
--------------------------------------------------------------------------------------------------

(a) The per share data presented above is based upon the average shares outstanding for the periods presented.
(b) Trust shares were first publicly offered on May 24, 2007 and commenced operations on May 30, 2007.
(c) Net asset value immediately after the closing of the first public offering was $23.83.
(d) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(e) Total investment return is calculated assuming a purchase of shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.
(f)  Annualized.


The information above represents the audited operating performance data for a share of stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     43

Notes to Financial Statements | 4/30/10

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and, as a secondary objective, the Trust may seek capital appreciation to the extent that it is consistent with its investment objective.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts


44     Pioneer Diversified High Income Trust | Annual Report | 4/30/10
of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of loan interests for which no reliable price quotes are available, such loan interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Trust may use the fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Thus, the valuation of the Trust's securities may differ from exchange prices. At April 30, 2010, 7 securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services) representing 0.9% of net assets. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on


          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     45
   an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior two fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal


46     Pioneer Diversified High Income Trust | Annual Report | 4/30/10
   income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain (loss) on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At April 30, 2010, the Trust reclassified $158,601 to decrease distributions in excess of net investment income and to increase net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Trust and presents the Trust's capital accounts on a tax basis.

   At April 30, 2010, the Trust had a net capital loss carryforward of $22,593,756 of which the following amounts will expire between 2016 and 2018 if not utilized: $231,744 in 2016, $413,150 in 2017 and $21,948,862 in 2018.

   The Trust has elected to defer approximately $2,026,829 of capital losses recognized between November 1, 2009 and April 30, 2010 to its fiscal year ending April 30, 2011.

   The tax character of distributions paid to shareowners during the years ended April 30, 2010 and April 30, 2009 was as follows:


---------------------------------------------------------
                                    2010             2009
---------------------------------------------------------
Distributions paid from:
Ordinary income              $13,800,249      $20,135,595
Tax return of capital          2,651,977          371,077
---------------------------------------------------------
  Total                      $16,452,226      $20,506,672
=========================================================


   The following shows the components of distributable earnings (loss) on a federal income tax basis at April 30, 2009.


-----------------------------------------------

-----------------------------------------------
Distributable earnings:
Capital loss carryforward        $ (22,593,756)
Post-October loss deferred          (2,026,829)
Dividends payable                   (1,311,235)
Unrealized depreciation               (696,999)
-----------------------------------------------
  Total                          $ (26,628,819)
===============================================

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization


          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     47
   methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or sub custodians of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price

F. Securities Lending

   The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Trust typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Trust's securities lending agent, manages the Trust's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Trust. The Trust also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required fair value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Trust prior to the close of the next business day. The Trust has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Trust is required to return the cash collateral to the borrower and could suffer a loss if the fair value of the collateral, as invested, has declined.

G. Automatic Dividend Reinvestment Plan

   All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
   Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary


48     Pioneer Diversified High Income Trust | Annual Report | 4/30/10
   and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividend in common shares of the Trust on terms that differ from the terms of the Plan.

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the NYSE Amex or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit) manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall


          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     49
not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended April 30, 2010, the net management fee (excluding waivers and reimbursements) was equivalent to 0.85% of the Trust's average daily managed assets, which was equivalent to 1.17% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At April 30, 2010, $160,247 was payable to PIM related to management costs, administrative costs and certain other services and it is included in "Due to affiliates" on the Statement of Assets and Liabilities.

PIM has retained Princeton Administrators, LLC (Princeton) to provide certain administrative and accounting services to the Trust on its behalf. PIM pays Princeton a monthly fee at an annual rate equal to 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% of average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Princeton receives no compensation directly from the Trust. Effective September 30, 2010, Princeton has notified PIM that it will resign as administrators of the Trust.

PIM has entered into a Research Services Agreement with Montpelier Capital Advisors, Ltd. (Montpelier). Under the research services agreement, Montpelier will provide research services to PIM with regard to event-linked bonds. PIM pays Montpelier a flat fee of $325,000 annually. Montpelier received no compensation directly from the Trust.

Also, PIM had agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses, excluding offering costs for common shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expense or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses, to 0.90% of the Trust's average daily managed assets in year one, 0.95% of the Trust's average daily managed assets in year two and 1.00% of the Trust's average daily managed assets in year three. This is a contractual limit and may not be terminated by the adviser during the three year period which will terminate on May 30, 2010. For the year ended April 30, 2010 the expense reduction under such arrangement was $320,918.


50     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust at negotiated rates.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.


4. Expense Offset Arrangements

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended April 30, 2010, the Trust expenses were reduced by $5 under such arrangement.


5. Forward Foreign Currency Contracts

During the year ended April 30, 2010, the Trust had entered into various contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting hedge contract. The average number of contracts open during the year ended April 30, 2010 was 2,421,667.

As of April 30, 2010, the Trust had no outstanding portfolio hedges and no forward currency settlement contracts.


6. Loan Agreement

Effective February 6, 2010, the Trust amended an existing $80,000,000 Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia.

At April 30, 2010, the Trust had a borrowing outstanding under the Credit Agreement totaling $67,000,000. The interest rate charged at April 30, 2010 was 1.399%. During year ended April 30, 2010, the average daily balance was $54,528,767 at a weighted average interest rate of 2.20%. With respect to the loan, interest expense of $1,218,945 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding. As of the date indicated below, the Trust's debt outstanding and asset coverage were as follows:


          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     51

-------------------------------------------
             Total           Asset coverage
             Amount          per $1,000 of
 Date        Outstanding     Indebtedness
-------------------------------------------
 4/30/10     $67,000,000     $3,467

7. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the years ended April 30, 2010 and April 30, 2009 were as follows:


---------------------------------------------------------------------
                                                  2010          2009
---------------------------------------------------------------------
 Shares outstanding at beginning of year     8,165,927      8,154,188
 Reinvestment of distributions                  29,291         11,739
---------------------------------------------------------------------
 Shares outstanding at end of year           8,195,218      8,165,927
=====================================================================

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2010 was as follows:



---------------------------------------------------------------------------------------------------------
       Derivatives Not                                                                  Change in Net
   Accounted for as Hedging                                                            Unrealized Gain
      Instruments under                                                                 or (Loss) on
     Accounting Standards              Location of Gain or         Realized Gain or      Derivatives
    Codification (ASC) 815          (Loss) On Derivatives      (Loss) on Derivatives     Recognized
   (formerly Statement 133)          Recognized in Income       Recognized in Income      in Income
---------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Net realized gain (loss) on           $114,721
                                forward foreign currency
                                contracts and other assets
                                and liabilities denominated
                                in foreign currencies
---------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Change in net unrealized                                   $31,837
                                gain (loss) on forward
                                foreign currency contracts
                                and other assets and
                                liabilities denominated in
                                foreign currencies
---------------------------------------------------------------------------------------------------------

9. Subsequent Events

Subsequent to April 30, 2010, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.16 per common share payable May 28, 2010, to shareowners of record on May 14, 2010.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure, and has determined that other than disclosed above, there were no events requiring recognition or disclosure in the financial statements.


52     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Diversified High Income Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Diversified High Income Trust (the "Trust"), including the schedule of investments, as of April 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Diversified High Income Trust at April 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
June 22, 2010

          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     53

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust that have not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.


CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes- Oxley Act.


Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 22, 2009, and adjourned to October 8, 2009 with respect to Proposal 2, shareowners of Pioneer Diversified High Income Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect Class II Trustees.



------------------------------------------------
 Nominee                 For            Withheld
------------------------------------------------
 Mary K. Bush            5,239,303      173,207
------------------------------------------------
 Thomas J. Perna         5,270,819      141,691
------------------------------------------------
 Marguerite A. Piret     5,251,980      160,530
------------------------------------------------

Proposal 2 -- To approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc.



----------------------------------------------------------
                                                 Broker
 For           Against          Abstain          Non-Votes
----------------------------------------------------------
 3,645,869     95,651           114,518          1,486,898

54     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

IMPORTANT TAX INFORMATION (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Pioneer Diversified High Income Trust during the fiscal year ended April 30, 2010:

 Interest-Related Dividends for Non-U.S. Residents          78.24%*

------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     55

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Diversified High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2009 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Trust were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.


56     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust
The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered that the Trust's yield (at market value) was better than the average yield (at market value) of the funds in its peer group as of June 30, 2009. The Trustees noted that the yield of the Trust also compared favorably to the blended yield of the Trust's primary and secondary benchmarks as of June 30, 2009. The Trustees reviewed data provided by Pioneer showing how leverage had benefited the Trust's common shareholders. The Trustees concluded that the investment performance of the Trust was satisfactory.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Trust's management fee rate based on net assets attributable to common shares for the twelve months ended June 30, 2009 was in the fifth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees noted that the Trust has not issued preferred shares, but did have debt outstanding, and considered the effect of leverage on the Trust's management fee relative to its peers by reviewing the management fee ratios of the Trust and its peers based on managed assets rather than net assets attributable to common


          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     57
shares. The Trustees also noted that the Trust is a specialized fund, and that additional skills and research are required in order to implement the Trust's investment strategy.

The Trustees also considered that the Trust's expense ratio based on net assets attributable to common shares for the twelve months ended June 30, 2009 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the effect of leverage on the Trust's expense ratio relative to its peers by reviewing such expense ratios based on managed assets rather than net assets attributable to common shares. The Trustees noted the impact of the Trust's higher relative management fee on its expense ratio. The Trustees also considered the impact of leverage on the expense ratio of the Trust and its peers by reviewing such expense ratios without giving effect to interest expense (but acknowledging that auction agent fees were difficult to isolate and exclude).

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Trust's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.


58     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

Economies of Scale
The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.


          Pioneer Diversified High Income Trust | Annual Report | 4/30/10     59

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Sub-Administrator
Princeton Administrators, LLC

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 57 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the Pioneer Funds). Mr. West serves as a Trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.


60     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held          Length of Service          Principal Occupation                Other Directorships
 Name and Age             With the Trust         and Term of Office         During Past Five Years              Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*  Chairman of the Board, Class III Trustee since    Non-Executive Chairman and a        None
                          Trustee and President  2007. Term expires in      Director of Pioneer Investment
                                                 2010. Elected by Pre-      Management USA Inc. ("PIM-USA");
                                                 ferred Shares only.        Chairman and a Director of
                                                                            Pioneer; Chairman and Director of
                                                                            Pioneer Institutional Asset
                                                                            Management, Inc. (since 2006);
                                                                            Director of Pioneer Alternative
                                                                            Investment Management Limited
                                                                            (Dublin); President and a Direc-
                                                                            tor of Pioneer Alternative
                                                                            Investment Management (Bermuda)
                                                                            Limited and affiliated funds;
                                                                            Deputy Chairman and a Director of
                                                                            Pioneer Global Asset Management
                                                                            S.p.A. ("PGAM") (until April
                                                                            2010); Director of PIOGLOBAL Real
                                                                            Estate Investment Fund (Russia)
                                                                            (until June 2006); Director of
                                                                            Nano-C, Inc. (since 2003);
                                                                            Director of Cole Management Inc.
                                                                            (since 2004); Director of
                                                                            Fiduciary Counseling, Inc.;
                                                                            President and Director of Pioneer
                                                                            Funds Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of all
                                                                            of the Pioneer Funds; and Of
                                                                            Counsel, Wilmer Cutler Pickering
                                                                            Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)* Trustee and Executive  Class I Trustee since      Director, CEO and President of PIM
                          Vice President         2007. Term expires in      USA (since February 2007);
                                                 2011.                      Director and President of Pioneer
                                                                            and Pioneer Institutional Asset
                                                                            Management, Inc. (since February
                                                                            2007); Executive Vice Presi- dent
                                                                            of all of the Pioneer Funds (since
                                                                            March 2007); Director of PGAM
                                                                            (2007 - 2010); Head of New Europe
                                                                            Division, PGAM (2000 - 2005); Head
                                                                            of New Markets Division, PGAM
                                                                            (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because each is an officer or director of the Trust's investment adviser and certain of its affiliates.


           Pioneer Diversified High Income Trust | Annual Report | 4/30/10    61

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held          Length of Service          Principal Occupation                Other Directorships
 Name and Age             With the Trust         and Term of Office         During Past Five Years              Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)        Trustee                Class III Trustee since    Interim Chief Executive Officer,    Director of
                                                 2007. Term expires in      Oxford Analytica, Inc. (privately-  Enterprise Community
                                                 2010.                      held research and consulting        Investment, Inc.
                                                                            company) (2010); Managing Partner,  (privately-held
                                                                            Federal City Capital Advisors       affordable housing
                                                                            (corporate advisory services        finance company)
                                                                            company) (1997 to 2004 and 2008 -   (1985 - present);
                                                                            present); Executive Vice President  Director of Oxford
                                                                            and Chief Financial Officer,        Analytica, Inc.
                                                                            I-trax, Inc. (publicly traded       (2008 - present);
                                                                            health care services company)       Director of New York
                                                                            (2004 - 2007); and Executive Vice   Mortgage Trust
                                                                            President and Chief Financial       (publicly-traded
                                                                            Officer, Pedestal Inc.              mortgage REIT) (2004
                                                                            (internet-based mortgage trading    - 2009)
                                                                            company (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------

62    Pioneer Diversified High Income Trust | Annual Report | 4/30/10

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held          Length of Service          Principal Occupation                Other Directorships
 Name and Age             With the Trust         and Term of Office         During Past Five Years              Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)         Trustee                Class II Trustee since     President, Bush International, LLC  Director of Marriott
                                                 2007. Term expires in      (international financial advisory   International, Inc.
                                                 2012.                      firm) (1991 - present); Managing    (2008 - present);
                                                                            Director, Federal Housing Finance   Director of Discover
                                                                            Board (oversight of Federal Home    Financial Services
                                                                            Loan Bank system) (1989 - 1991);    (credit card issuer
                                                                            Vice President and Head of          and electronic
                                                                            International Finance, Federal      payment services)
                                                                            National Mortgage Association       (2007 - present);
                                                                            (1988 - 1989); U.S. Alternate       Former Director of
                                                                            Executive Director, International   Briggs & Stratton
                                                                            Monetary Fund (1984 - 1988);        Co. (engine
                                                                            Executive Assistant to Deputy       manufacturer) (2004
                                                                            Secretary of the U.S. Treasury,     - 2009); Director of
                                                                            U.S. Treasury Department (1982 -    UAL Corporation
                                                                            1984); Vice President and Team      (airline holding
                                                                            Leader in Corporate Banking,        company) (2006 -
                                                                            Bankers Trust Co. (1976 - 1982)     present); Director
                                                                                                                of ManTech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm)
                                                                                                                (2006 - present);
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute (2007 -
                                                                                                                present); Former
                                                                                                                Director of Brady
                                                                                                                Corporation (2000 -
                                                                                                                2007); Former
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation (1991 -
                                                                                                                2006); Former
                                                                                                                Director of
                                                                                                                Millennium
                                                                                                                Chemicals, Inc.
                                                                                                                (commodity
                                                                                                                chemicals) (2002 -
                                                                                                                2005); Former
                                                                                                                Director, R.J.
                                                                                                                Reynolds Tobacco
                                                                                                                Holdings, Inc.
                                                                                                                (tobacco) (1999 -
                                                                                                                2005); Former
                                                                                                                Director of Texaco,
                                                                                                                Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Diversified High Income Trust | Annual Report | 4/30/10
  63

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held      Length of Service          Principal Occupation                Other Directorships
 Name and Age             With the Trust     and Term of Office         During Past Five Years              Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65) Trustee            Class I Trustee since      William Joseph Maier Professor of   Trustee, Mellon
                                             2008. Term expires in      Political Economy, Harvard          Institutional Funds
                                             2011.                      University (1972 - present)         Investment Trust and
                                                                                                            Mellon Institutional
                                                                                                            Funds Master Portfolio
                                                                                                            (oversaw 17 portfolios
                                                                                                            in fund complex) (1989
                                                                                                            - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62) Trustee            Class I Trustee since      Founding Director, Vice-President   None
                                             2007. Term expires in      and Corporate Secretary, The
                                             2011.                      Winthrop Group, Inc. (consulting
                                                                        firm); and Desautels Faculty of
                                                                        Management, McGill University (1999
                                                                        - present); and Manager of Research
                                                                        Operations and Organizational
                                                                        Learning, Xerox PARC, Xerox's
                                                                        Advance Research Center (1990 -
                                                                        1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)      Trustee            Class II Trustee since     Chairman and Chief Executive        Director, Broadridge
                                             2007. Term expires in      Officer, Quadriserv, Inc.           Financial Solutions,
                                             2012.                      (technology products for securities Inc. (2009 - present);
                                                                        lending industry) (2008 - present); Director, Quadriserv,
                                                                        Private investor (2004 - 2008); and Inc. (2005 - present)
                                                                        Senior Executive Vice President,
                                                                        The Bank of New York (financial and
                                                                        securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)  Trustee            Class II Trustee since     President and Chief Executive       Director of New America
                                             2007. Term expires in      Officer, Newbury, Piret & Company,  High Income Fund, Inc.
                                             2012. Elected by Pre-      Inc. (investment banking firm)      (closed-end investment
                                             ferred Shares only.        (1981 - present)                    company) (2004 -
                                                                                                            present); Member, Board
                                                                                                            of Governors,
                                                                                                            Investment Company
                                                                                                            Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------

64    Pioneer Diversified High Income Trust | Annual Report | 4/30/10

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held      Length of Service          Principal Occupation                Other Directorships
 Name and Age             With the Trust     and Term of Office         During Past Five Years              Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)      Trustee            Class III Trustee since    Senior Counsel, Sullivan & Cromwell Director, The Swiss
                                             2007. Term expires in      LLP (law firm) (1998 - present);    Helvetia Fund, Inc.
                                             2010.                      Partner, Sullivan & Cromwell LLP    (closed-end investment
                                                                        (prior to 1998)                     company); Director,
                                                                                                            AMVESCAP, PLC
                                                                                                            (investment manager)
                                                                                                            (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

           Pioneer Diversified High Income Trust | Annual Report | 4/30/10    65

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held      Length of Service          Principal Occupation                Other Directorships
 Name and Age             With the Trust     and Term of Office         During Past Five Years              Held by this Officers
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.            Assistant          Since 2007. Serves at      Vice President and Associate        None
Kelley (45)               Secretary          the discretion of the      General Counsel of Pioneer since
                                             Board.                     January 2008 and Assistant
                                                                        Secretary of all of the Pioneer
                                                                        Funds since September 2003; Vice
                                                                        President and Senior Counsel of
                                                                        Pioneer from July 2002 to December
                                                                        2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)      Treasurer          Since 2008. Serves at      Vice President - Fund Accounting,   None
                                             the discretion of the      Administration and Controller-
                                             Board.                     ship Services of Pioneer; and
                                                                        Treasurer of all of the Pioneer
                                                                        Funds since March 2008; Deputy
                                                                        Treasurer of Pioneer from March
                                                                        2004 to February 2008; Assistant
                                                                        Treasurer of all of the Pioneer
                                                                        Funds from March 2004 to February
                                                                        2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)     Assistant          Since 2007. Serves at      Assistant Vice President - Fund     None
                          Treasurer          the discretion of the      Accounting, Administration and
                                             Board.                     Controllership Services of
                                                                        Pioneer; and Assistant Treasurer
                                                                        of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)        Assistant          Since 2007. Serves at      Fund Accounting Manager - Fund      None
                          Treasurer          the discretion of the      Accounting, Administration and
                                             Board.                     Controllership Services of
                                                                        Pioneer; and Assistant Treasurer
                                                                        of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)     Assistant          Since 2009. Serves at      Fund Administration Manager - Fund  None
                          Treasurer          the discretion of the      Accounting, Administration and
                                             Board.                     Controllership Services since
                                                                        November 2008 and Assistant
                                                                        Treasurer of all of the Pioneer
                                                                        Funds since January 2009; Client
                                                                        Service Manager - Institutional
                                                                        Investor Services at State Street
                                                                        Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

66    Pioneer Diversified High Income Trust | Annual Report | 4/30/10

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held      Length of Service          Principal Occupation                Other Directorships
 Name and Age             With the Trust     and Term of Office         During Past Five Years              Held by this Officers
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (57)      Chief Compliance   Since 2010. Serves at      Chief Compliance Officer of         None
                          Officer            the discretion of the      Pioneer and of all the Pioneer
                                             Board.                     Funds since March 2010; Director
                                                                        of Adviser and Portfolio
                                                                        Compliance at Pioneer since
                                                                        October 2005; Senior Compliance
                                                                        Officer for Columbia Management
                                                                        Advisers, Inc. from October 2003
                                                                        to October 2005
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. (PIMSS) is indirectly wholly owned by UniCredit S.p.A. (UniCredit), one of the largest banking groups in Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/10    67

                           This page for your notes.

68     Pioneer Diversified High Income Trust | Annual Report | 4/30/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                             1-800-710-0935


Or write to AST:
--------------------------------------------------------------------------------
For                                             Write to

General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com


For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form also may be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $41,600 in 2010 and $41,300 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related fees for 2010 and 2009.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 for 2010 and 2009, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees
There were no other fees for 2010 and
2009.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30, 2010 and 2009, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $8,290 in 2010 and $8,290 in 2009.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

		    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2010. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies



--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Charles Melchreit     Other Registered     3                 $458,501,000        N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         2                 $448,065,000        N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       3                 1,482,841,000       N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------



--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Andrew Feltus         Other Registered     6                 $6,180,262,000      N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         4                 $1,599,924,000      N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $335,242,000        N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------



--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Jonathan Sharkey      Other Registered     2                 $522,857,000        N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $56,524,000         N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The funds investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Index and the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.
o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


Share Ownership by Portfolio Managers. The following table indicates as of April 30, 2010 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.


--------------------------------------- ----------------------------------------
Name of Portfolio Manager               Beneficial Ownership of the Fund*
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Charles Melchreit                       A
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Andrew Feltus                           D
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Jonathan Sharkey                        B
--------------------------------------- ----------------------------------------
*Key to Dollar Ranges

A. None B. $1 - $10,000 C. $10,001 - $50,000 D. $50,001 - $100,000
E. $100,001 - $500,000 F. $500,001 - $1,000,000 G. Over $1,000,000



--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
John F. Cogan,      Chairman of the    Class III          Deputy Chairman and a Director     None
Jr. (81)*           Board, Trustee     Trustee since      of Pioneer Global Asset
                    and President      2007. Term         Management S.p.A. ("PGAM");
                                       expires in 2010.   Non-Executive Chairman and a
                                                          Director of Pioneer Investment
                                                          Management USA Inc. ("PIM-USA");
                                                          Chairman and a Director of
                                                          Pioneer; Chairman and Director
                                                          of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006);
                                                          Director of Pioneer Alternative
                                                          Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real
                                                          Estate Investment Fund (Russia)
                                                          (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (since 2004); Director of
                                                          Fiduciary Counseling, Inc.;
                                                          President and Director of
                                                          Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006);
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr
                                                          LLP
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
Daniel K.           Trustee and        Class I Trustee    Director, CEO and President of     None
Kingsbury (49)*     Executive Vice     since 2007. Term   Pioneer Investment Management
                    President          expires in 2011.   USA Inc., Pioneer Investment
                                                          Management, Inc. and Pioneer
                                                          Institutional Asset Management,
                                                          Inc. (since March 2007);
                                                          Executive Vice President of all
                                                          of the Pioneer Funds (since
                                                          March 2007); Director of Pioneer
                                                          Global Asset Management S.p.A.
                                                          (since March 2007); Head of New
                                                          Markets Division, Pioneer Global
                                                          Asset Management S.p.A.
                                                          (2000-2007)
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
David R. Bock (63)       Trustee       Class III          Executive Vice President and       Director of The Enterprise
                                       Trustee since      Chief Financial Officer, I-trax,   Social Investment Company
                                       2007. Term         Inc. (publicly traded health       (privately-held affordable
                                       expires in 2010.   care services company) (2004 -     housing finance company);
                                                          present); Partner, Federal City    and Director of New York
                                                          Capital Advisors (boutique         Mortgage Trust (publicly
                                                          merchant bank)(1997 to 2004);      traded mortgage REIT)
                                                          and Executive Vice President and
                                                          Chief Financial Officer,
                                                          Pedestal Inc. (internet-based
                                                          mortgage trading company)
                                                          (2000-2002)

------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Mary K. Bush (59)        Trustee       Class II Trustee   President, Bush International,     Director of Brady
                                       since 2007. Term   LLC (international financial       Corporation (industrial
                                       expires in 2009.   advisory firm)                     identification and
                                                                                             specialty coated material
                                                                                             products manufacturer);
                                                                                             Director of Briggs &
                                                                                             Stratton Co. (engine
                                                                                             manufacturer); Director of
                                                                                             UAL Corporation (airline
                                                                                             holding company); Director
                                                                                             of Mantech International
                                                                                             Corporation (national
                                                                                             security, defense, and
                                                                                             intelligence technology
                                                                                             firm): and Member, Board of
                                                                                             Governors, Investment
                                                                                             Company Institute
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Benjamin M. Friedman     Trustee       Class I Trustee    Professor,                         Trustee, Mellon
(64)                                   since 2008. Term   Harvard                            Institutional Funds
                                       expires in 2011.   University                         Investment Trust and Mellon
                                                                                             Institutional Funds Master
                                                                                             Portfolio (oversees 17
                                                                                             portfolios in fund complex)
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Margaret B.W. Graham     Trustee       Class I Trustee    Founding Director,                 None
(60)                                   since 2007. Term   Vice-President and Corporate
                                       expires in 2011.   Secretary, The Winthrop Group,
                                                          Inc. (consulting
                                                          firm); and Desautels
                                                          Faculty of Management,
                                                          McGill
                                                          University
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Thomas J. Perna (57)     Trustee       Class II Trustee   Private investor (2004 -           Director of Quadriserv Inc.
                                       since 2007. Term   present); and Senior Executive     (technology products for
                                       expires in 2009.   Vice President, The Bank of New    securities lending
                                                          York (financial and securities     industry)
                                                          services) (1986 - 2004)

------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Marguerite A. Piret      Trustee       Class II Trustee   President and Chief Executive      Director of New America
(59)                                   since 2007. Term   Officer, Newbury, Piret &          High Income Fund, Inc.
                                       expires in 2009.   Company, Inc. (investment          (closed-end investment
                                                          banking firm)                      company)
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Stephen K. West (79)     Trustee       Class III          Senior Counsel, Sullivan &         Director, The Swiss
                                       Trustee since      Cromwell (law firm)                Helvetia Fund, Inc.
                                       2007. Term                                            (closed-end investment
                                       expires in 2010.                                      company)


------------------------ ------------- ------------------ ---------------------------------- -----------------------------



Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 28, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 28, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date June 28, 2010

* Print the name and title of each signing officer under his or her signature.